As filed with the Securities and Exchange Commission on May 12, 2011	OMB APPROVAL
Registration No. 333-16881	OMB Number: 3235-0336 Expires: October 31, 2013 Estimated average burden hours per response. . . . .1312.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

PRE-EFFECTIVE AMENDMENT NO. __     / /

POST-EFFECTIVE AMENDMENT NO. __     / /

OPPENHEIMER EQUITY INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Arthur S. Gabinet, Esq.
Executive Vice President & General Counsel
OppenheimerFunds, Inc.
Two World Financial Center-225 Liberty Street
New York, New York 10148
(212) 323-0250

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C and Class N of Oppenheimer Equity Income Fund, Inc.

It is proposed that this filing will become effective on June 13, 2011 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Prospectus and Proxy Statement of Oppenheimer Equity Income Fund, Inc.

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

OPPENHEIMER BALANCED FUND
6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 12, 2011

To the Shareholders of Oppenheimer Balanced Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Balanced Fund, (“Balanced Fund”), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00PM, Mountain Time, on August 12, 2011, or any adjournments thereof (the “Meeting”). Shareholders will be asked to vote on the following proposals:

1.     To approve an Agreement and Plan of Reorganization between Balanced Fund and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Balanced Fund to Equity Income Fund in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund; (b) the distribution of shares of Equity Income Fund to the corresponding Class A, Class B, Class C, and Class N shareholders of Balanced Fund in complete liquidation of Balanced Fund; and (c) the cancellation of the outstanding shares of Balanced Fund (all of the foregoing being referred to as the “Proposal”); and

2.     To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on April 29, 2011 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Balanced Fund recommends a vote in favor of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

June 23, 2011

______________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER EQUITY INCOME FUND, INC.

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS AND PROXY STATEMENT
Dated June 23, 2011

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER BALANCED FUND
to be held on August 12, 2011

Acquisition of the Assets of
OPPENHEIMER BALANCED FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C and Class N shares of

OPPENHEIMER EQUITY INCOME FUND, INC.

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Balanced Fund (“Balanced Fund”), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the “Meeting”) to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (the “Reorganization”) between Balanced Fund and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”), an open-end management investment company. This combined Prospectus and Proxy Statement constitutes the Prospectus of Equity Income Fund and the Proxy Statement of Balanced Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). If shareholders of Balanced Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Balanced Fund will be transferred to Equity Income Fund in exchange for shares of Equity Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The Meeting will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on August 12, 2011, at 1:00PM, Mountain Time. The Board of Trustees of Balanced Fund is soliciting these proxies on behalf of Balanced Fund. This combined Prospectus and Proxy Statement will first be sent to shareholders on or about June 23, 2011.

If the shareholders of Balanced Fund vote to approve the Reorganization Agreement and the Reorganization, shareholders will receive: Class A shares of Equity Income Fund equal in value to the value as of the “Valuation Date,” which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Balanced Fund; Class B shares of Equity Income Fund equal in value to the value as of the Valuation Date of their Class B shares of Balanced Fund; Class C shares of Equity Income Fund equal in value to the value as of the Valuation Date of their Class C shares of Balanced Fund; and Class N shares of Equity Income Fund equal in value to the value as of the Valuation Date of their Class N shares of Balanced Fund. Balanced Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C and Class N shares of Equity Income Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated June 23, 2011, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the “Registration Statement”) and is incorporated herein by reference. You may request a free copy by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of Equity Income Fund dated February 28, 2011, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Equity Income Fund. For more information regarding Equity Income Fund, in addition to its Prospectus, see the Statement of Additional Information dated February 28, 2011, and the annual report dated October 29, 2010, which includes audited financial statements of Equity Income Fund for the 12-month period ended October 29, 2010 and management’s discussion of fund performance. These documents have been filed with the SEC and are incorporated herein by reference. The semi-annual report of Equity Income Fund dated April 30, 2011 will be made available no later than 60 days thereafter.

For more information regarding Balanced Fund, see the Prospectus of Balanced Fund dated January 28, 2011. In addition to its Prospectus, see the Statement of Additional Information of Balanced Fund dated January 28, 2011, the annual report of Balanced Fund dated September 30, 2010, which includes audited financial statements of Balanced Fund for the 12-month period ended September 30, 2010 and management’s discussion of fund performance. These documents have been filed with the SEC and are incorporated herein by reference. The semi-annual report of Balanced Fund dated March 31, 2011 will be made available no later than 60 days thereafter.

You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this combined Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated June 23, 2011.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Synopsis

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

How have the Funds performed?

How do the Principal Risks of Investing in the Funds Differ?

How do the Account Features and Shareholder Services for the Funds Compare?

Share Classes

Purchases, Redemptions and Exchanges

     Dividends and Distributions

     Other Shareholder Services

     Special Account Features

Other Comparisons Between the Funds

Management of the Funds

Investment Management

Pending Litigation

Shareholder Services

      Distribution Services          Payments to Financial Intermediaries and Service Providers

     Transfer Agency and Custody Services

Shareholder Rights

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Reasons for the Reorganization

Board Considerations

What are the Fundamental Investment Restrictions of the Funds?

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum and Required Vote

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Fund Documents

Principal Shareholders

Exhibit A:Form of Agreement and Plan of Reorganization

Exhibit B:Principal Shareholders

Enclosures:

Prospectus of Oppenheimer Equity Income Fund, Inc. dated February 28, 2011.

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this combined Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and the Prospectus of Equity Income Fund which accompanies this combined Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees (“the Board”) of Balanced Fund to approve the reorganization of your Fund, Balanced Fund, with and into Equity Income Fund (each is referred to as a “Fund” and collectively as the “Funds”). If shareholders of Balanced Fund approve the Reorganization, substantially all of the assets of Balanced Fund will be transferred to Equity Income Fund, in exchange for an equal value of shares of Equity Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Equity Income Fund will then be distributed to Balanced Fund shareholders, and Balanced Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Balanced Fund, you will no longer be a shareholder of Balanced Fund, and, instead, will become a shareholder of Equity Income Fund This exchange will occur on the Closing Date (as such term is defined in the Reorganization Agreement) of the Reorganization.

Approval of the Reorganization means that as a shareholder in Balanced Fund, you will receive Class A, Class B, Class C or Class N shares of Equity Income Fund, as the case may be, equal in value to the value of the net assets of your Balanced Fund shares transferred to Equity Income Fund on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge and will not be subject to any additional contingent deferred sales charge (“CDSC”). However, any CDSC that applies to Balanced Fund shares as of the date of the exchange will carry over to Equity Income Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you the ability to continue your investment in a fund that resembles the investment style you were seeking when you invested in Balanced Fund.

     Balanced Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in September 1983. Equity Income Fund is an open-end, diversified management investment company organized as a Maryland corporation in August 1986. Balanced Fund commenced operations on April 24, 1987. Equity Income Fund commenced operations on February 13, 1987. OppenheimerFunds, Inc. is the manager for both Balanced Fund and Equity Income Fund. As of October 31, 2010, Balanced Fund had approximately $548 million in net assets, and Equity Income Fund had approximately $1.2 billion in net assets.

     Shareholders of Balanced Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Balanced Fund could expect to benefit from the economies of scale associated with a larger fund as a result of the combined assets realizing a significantly lower management fee rate and lower total operating expenses than Balanced Fund shareholders currently receive.

OppenheimerFunds Distributor, Inc. (“OFDI” or the “Distributor”) is the general distributor for both Funds and believes that Equity Income Fund has greater prospects for asset growth and attracting new assets than Balanced Fund would otherwise have as a stand-alone fund because of its performance history, peer group ranking and Morningstar rating. Equity Income Fund has seen positive asset flows year-to-date and in 2010 and 2009, while Balanced Fund has seen net negative outflows for the past three years. Moreover, the Funds’ investment objectives are similar and they have similar overall investment styles. Equity Income Fund’s investment objective is to seek total return, whereas Balanced Fund’s investment objective is to seek high total investment return consistent with preservation of capital. Balanced Fund invests in about 60% of value equities and 40% in fixed-income. Equity Income Fund invests in about 75% in value equities (with a focus on dividends) and about 25% in convertible bonds, fixed-income and/or short-term cash instruments. (See the discussion in “Reasons for the Reorganization” beginning on page 42 for more details.)

The Board of Trustees of Balanced Fund reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Balanced Fund.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 42), together with other relevant factors and information, at a meeting held on March 1, 2011, the Board of Trustees of Balanced Fund concluded that the Reorganization would be in the best interests of shareholders of Balanced Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of Balanced Fund unanimously voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also unanimously approved by the Board of Directors of Equity Income Fund following the meeting held on March 1, 2011. Shareholders of Equity Income Fund do not vote on the Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

TO APPROVE THE REORGANIZATION AGREEMENT

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Balanced Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Equity Income Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, the holding period of your Balanced Fund shares will be carried over to the holding period for Equity Income Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Balanced Fund continue to be used by Equity Income Fund after the Reorganization. Due to the portfolio holdings of both Funds, it is expected that this requirement will be satisfied. As a result, prior to the Reorganization, it is not expected to be necessary for Balanced Fund to sell portfolio securities, other than in the ordinary course of its business as an open-end investment company, that do not conform to the investment objectives, strategies, policies, risks and restrictions of Equity Income Fund for purposes of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – What are the tax consequences of the Reorganization?”

How do the investment objectives and policies of the Funds compare?

      The chart below compares the Funds’ overall investment objectives, investment strategies, principal risks and other policies.

BALANCED FUND	EQUITY INCOME FUND
Investment Objectives
The Fund seeks high total investment return consistent with preservation of capital.	The Fund seeks total return.
Investment Strategies

The Fund invests in equity and debt securities of both domestic and foreign issuers in different capitalization ranges. The relative amounts of equity and debt securities the Fund holds may vary from time to time. There is no limit on the amount of the Fund’s assets that can be invested in foreign securities, which may include issuers in developed and emerging markets. The Fund will normally invest at least 25% of its total assets in stocks and other equity securities, which primarily include common stocks of U.S. and foreign companies. The Fund will normally invest 25% of its net assets in fixed-income senior securities, such as bonds and notes. The debt securities the Fund may buy include securities issued by U.S. and foreign companies, securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, mortgage-related securities (including private issuer mortgage-backed securities), debt obligations of foreign governments, and money market instruments. The Fund may invest up to 35% of its total assets in lower-grade, high-yield debt securities. The Fund may also invest in derivative instruments, including options, futures, forward contracts, swaps and “structured” notes. It may also invest in “zero-coupon” and “stripped” securities that may pay only the interest or only the principal portion of a debt obligation. The Fund may buy foreign currency but online in connection with the purchase and sale of foreign securities and not for speculation.

The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. The Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities. The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

How are Securities Selected?

The Fund’s portfolio managers use different investments styles to see broad diversification across asset classes by normally maintaining a mix of stocks, debt securities and cash, although the Fund is not required to allocate its assets in any fixed proportion. This mix will vary from time to time as the portfolio managers seek opportunities in different asset classes. The portfolio managers consider overall and economic conditions in U.S. and foreign markets. At times, the Fund may focus more on investing for capital appreciation with less emphasis on income-seeking investments, such as government securities and money market instruments. In selecting equity securities to buy, the portfolio managers mainly look for potential capital appreciation. The portfolio managers employ both “growth” and “value” styles in selecting stocks. Growth investing seeks stocks that the portfolio managers believe have possibilities for increases in stock price because of strong earnings growth, the development of new products or services or other favorable and economic factors. Value investing seeks stocks that are undervalued in the market by various measures such as the stock’s price/earnings ratio. The portfolio managers employ fundamental analysis of a company’s financial statements and management structure, operations and product development, as well as the industry of which the company is part. A security may be undervalued because the market is not aware of the issuer’s intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. In selecting debt securities to buy, the portfolio managers look for both income and total return. The Fund has no requirements as to the maturity of the debt securities it can buy, and may invest in securities that have short-, medium- or long-term maturities. The Fund may invest in debt securities that pay interest at fixed or floating rates.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer’s intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer’s assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

Principal Risks
Common Risks of each Fund: Main Risks of Investing in Stock, Main Risks of Value Investing, Main Risks of Foreign Investing , Time-Zone Arbitrage

Risks Unique to Balanced Fund: Main Risks of Debt Securities, Special Risks of Lower-Grade Securities, Main Risks of Growth Investing, Special Risks of Developing and Emerging Markets, Asset Allocation Risk

Risks Unique to Equity Income Fund: Main Risks of Other Equity Securities, Main Risks of Small- and Mid-Sized Companies, Dividend Risk
Who is the Fund Designed For?

The Fund is designed primarily for investors seeking high total return from their investment over the long term, from a fund employing different investment styles in allocating its assets among a variety of types of securities. While the Fund seeks to select investments consistent with the preservation of principal, investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks and foreign securities. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund’s income will fluctuate, it is not designed for investors needing an assured level of current income.

The Fund is designed primarily for investors seeking total return from capital appreciation and income over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Manager(s)
Emmanuel Ferreira – Equity component Krishna Memani, Peter Strzalkowski – Fixed-income component	Michael S. Levine

As shown in the chart above, the Funds' investment objectives focus on achieving total return and each Fund invests primarily in equity securities. Balanced Fund invests in a variety of different types of securities to seek its investment objective and may invest in equity and debt securities of both domestic and foreign issuers in different capitalization ranges. Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities, which primarily include common stocks of U.S. and foreign companies, and will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. By contrast, Equity Income Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Equity Income Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Equity Income Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks, and may invest in equity securities both for current income from dividends as well as for growth opportunities. Equity Income Fund may invest in fixed-income securities as another strategy.

As of April 30, 2011, approximately 40.24% of Balanced Fund's portfolio consisted of fixed-income securities, 41.66% consisted of equities and approximately 18.10% consisted of cash and cash equivalents, and approximately 5.59% of Equity Income Fund’s portfolio consisted of structured notes, 93.65% consisted of equities, and approximately 0.76% consisted of cash and cash equivalents.  The equity portion of each Fund’s portfolio was allocated across the following sectors:

Sector Allocation	Balanced Fund Allocation (approximate as of April 30, 2011)	Equity Income Fund Allocation (approximate as of April 30, 2011)
Financials	12.84%	29.54%
Consumer Discretionary	3.72%	12.13%
Energy	9.80%	11.92%
Materials	4.23%	1.50%
Industrials	4.86%	9.17%
Information Technology	34.87%	6.11%
Utilities	1.92%	4.85%
Telecommunication Services	--	5.46%
Consumer Staples	8.15%	9.19%
Health Care	19.62%	10.14%

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, the effective management fee as of October 31, 2010 is 0.72% for Balanced Fund and 0.68% for Equity Income Fund. Equity Income Fund’s fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization.

As of October 31, 2010, Equity Income Fund had net assets of approximately $1.2 billion. As of the same date, Balanced Fund had net assets of only approximately $548 million and therefore has not benefitted from the additional breakpoints in its fee schedule on net assets of more than $600 million. Although the advisory fees would be reduced at certain higher asset levels, the Manager does not believe the Fund will grow to those asset levels so the Fund is not expected to reach those breakpoints.

The contractual management fee schedule of Equity Income Fund is lower than the fee schedule of Balanced Fund across all asset levels. A comparison at each management fee level is set forth in the chart below:

Balanced Fund		Equity Income Fund
Assets (in $ million of average annual net assets)	Fee	Assets (in $ million of average annual net assets)	Fee
Up to 200	0.75%	Up to 400	0.70%
201 – 400	0.72%	401 - 800	0.68%
401 – 600	0.69%	801 - 1,200	0.65%
601 – 800	0.66%	1,201 – 1,600	0.60%
801 - 1,500	0.60%	1,601 - 2,000	0.55%
Over 1,500	0.58%	Over 2,000	0.50%
Effective management fee as of 10/31/10	0.72%		0.68%

The pro forma effective management fee after the Reorganization is estimated to be about 0.65%, a decrease for both Funds. The Fund’s combined assets after the merger would be approximately $1.7 billion, which would mean that the management fee on additional assets would be at a 0.55% annual rate.

     As shown in the current and pro forma fee tables below, total fund operating expenses across all share classes for shareholders of Balanced Fund are expected to decrease significantly as a result of the Reorganization. Net operating expenses are also expected to decrease significantly even after the voluntary class-level expense caps on those classes listed under each table, below, are applied.

     The Transfer Agent has voluntarily undertaken to limit the transfer agent fees to 0.35% of average annual net assets for all share classes of each of the Funds. That voluntary undertaking may be amended or withdrawn after one year from the dates of Balanced Fund’s and Equity Income Fund’s respective current prospectus. The Manager has voluntarily agreed to waive fees and/or reimburse each Fund for expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. That voluntary undertaking may be amended or withdrawn by the Manager at any time for Equity Income Fund, and after one year from the date of Balanced Fund’s current prospectus.

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C and N for the 12-month period ended October 31, 2010

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the fees and expenses for each of the Funds and the “pro forma” fees and expenses for the surviving Equity Income Fund upon the successful completion of the Reorganization, for the twelve month period ended October 31, 2010. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Equity Income Fund show what the fees and expenses are expected to be after giving effect to the Reorganization, based on combined average annual net assets as of October 31, 2010. The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined pro forma fees and expenses below. For more information on these estimated expenses, please see the discussion under “Information About the Reorganization – Who will pay the expenses of the Reorganization?”

(CLASS A SHARES)	Balanced Fund	Equity Income Fund	Combined Pro Forma Expenses
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.69%	0.65%
Distribution and/or Service (12b-1) Fees	0.22%	0.25%	0.24%
Other Expenses	0.27%	0.27%	0.25%
Total Annual Fund Operating Expenses	1.21%	1.21%	1.14%

(CLASS B SHARES)	Balanced Fund	Equity Income Fund	Combined Pro Forma Expenses
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.69%	0.65%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.64%	0.56%	0.57%
Total Annual Fund Operating Expenses	2.36%	2.25%	2.22%
Fee Waiver and Expense Reimbursements[5]	-0.20%	-0.12%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	2.16%	2.13%	2.07%

(CLASS C SHARES)	Balanced Fund	Equity Income Fund	Combined Pro Forma Expenses
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.69%	0.65%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.41%	0.36%	0.36%
Total Annual Fund Operating Expenses	2.13%	2.05%	2.01%
Fee Waiver and Expense Reimbursements[5]	-0.01%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	2.12%	2.05%	2.01%

(CLASS N SHARES)	Balanced Fund	Equity Income Fund	Combined Pro Forma Expenses
Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[4]	1%[4]	1%[4]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.69%	0.65%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.56%	0.64%	0.60%
Total Annual Fund Operating Expenses	1.78%	1.83%	1.75%
Fee Waiver and Expense Reimbursements[5]	-0.17%	-0.25%	-0.23%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.61%	1.58%	1.52%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.

2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5.

The Transfer Agent has voluntarily undertaken to limit the transfer agent fees to 0.35% of average annual net assets per fiscal year for all share classes. That voluntary undertaking may be amended or withdrawn after one year from the date of each of Balanced Fund and Equity Income Fund’s respective current Prospectus.

Examples

The examples below are intended to help you compare the cost of investing in Balanced Fund, Equity Income Fund, and the surviving Equity Income Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

Balanced Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$692	$939	$1,205	$1,965
Class B	$721	$1,026	$1,457	$2,148[2]
Class C	$317	$673	$1,155	$2,487
Class N	$265	$548	$957	$2,099

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$692	$939	$1,205	$1,965
Class B	$221	$726	$1,257	$2,148[2]
Class C	$217	$673	$1,155	$2,487
Class N	$165	$548	$957	$2,099

Equity Income Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$692	$939	$1,205	$1,965
Class B	$718	$999	$1,407	$2,090[2]
Class C	$310	$649	$1,114	$2,403
Class N	$262	$556	$976	$2,146

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$692	$939	$1,205	$1,965
Class B	$218	$699	$1,207	$2,090[2]
Class C	$210	$649	$1,114	$2,403
Class N	$162	$556	$976	$2,146

Pro Forma Surviving Equity Income Fund (Post-Reorganization)

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$685	$918	$1,170	$1,889
Class B	$712	$987	$1,389	$2,035[2]
Class C	$306	$637	$1,094	$2,361
Class N	$256	$533	$935	$2,061

If shares are not redeemed[3]:	1 Year	3 Years	5 Years	10 Years
Class A	$685	$918	$1,170	$1,889
Class B	$212	$687	$1,189	$2,035[2]
Class C	$206	$637	$1,094	$2,361
Class N	$156	$533	$935	$2,061
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

3.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.

Tables showing each Fund’s Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the prospectus of Equity Income Fund dated February 28, 2011, and the prospectus of Balanced Fund dated January 28, 2011, each of which are incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalization (unaudited) of Balanced Fund and Equity Income Fund as of October 29, 2010, and the expected pro forma combined capitalization of Equity Income Fund as of October 29, 2010, as if the Reorganization had occurred on that date.

Balanced Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	454,213,005	46,134,600	9.85
Class B	30,674,917	3,241,189	9.46
Class C	52,979,323	5,567,167	9.52
Class N	9,733,533	1,006,609	9.67
TOTAL	547,600,778	55,949,565

Equity Income Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	918,455,982	40,152,497	22.87
Class B	65,791,253	3,343,882	19.68
Class C	128,951,048	6,540,019	19.72
Class N	40,581,782	1,827,385	22.21
TOTAL	1,153,780,065	51,863,783

Equity Income Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	1,372,988,891	60,009,503	22.88
Class B	96,490,868	4,902,954	19.68
Class C	181,971,089	9,226,975	19.72
Class N	50,326,026	2,265,683	22.21
TOTAL	1,701,776,874	76,405,115

*Reflects the issuance of 19,857,006 Class A shares, 1,559,072 Class B shares, 2,686,956 Class C shares and 438,298 Class N shares of Equity Income Fund in a tax-free exchange for the net assets of Balanced Fund, aggregating 24,541,332 shares.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund’s performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund’s shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Balanced Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Balanced Fund Annual Total Returns
12/31/01	1.68%
12/31/02	-10.60%
12/31/03	23.91%
12/31/04	9.67%
12/31/05	3.59%
12/31/06	10.36%
12/31/07	3.57%
12/31/08	-42.05%
12/31/09	20.20%
12/31/10	11.75%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

Annual Total Returns for Equity Income Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Equity Income Fund Annual Total Returns
12/31/01	-1.20%
12/31/02	-14.71%
12/31/03	28.63%
12/31/04	16.68%
12/31/05	9.25%
12/31/06	13.56%
12/31/07	2.55%
12/31/08	-35.56%
12/31/09	42.22%
12/31/10	20.86%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

Balanced Fund
Average Annual Total Returns for the periods ended December 31, 2010	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 4/24/87) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	5.33% 5.04% 3.63%	(3.46%) (4.14%) (2.99%)	0.71% (0.24%) 0.31%
Class B Shares (inception 8/29 /95)	5.69%	(3.54%)	0.75%
Class C Shares (inception 12/1/93 )	9.68%	(3.18%)	0.43%
Class N Shares (inception 3/1/0 1)	10.27%	(2.73%)	0.62%
S&P 500 Index (reflects no deduction or fees, expenses or taxes)	15.08%	2.29%	1.42% 2.07%[1]
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84% 5.67%[1]

1.	From 2/28/01

For the period from January 1, 2011 through March 31, 2011, the cumulative return (not annualized) before taxes for Class A shares was 3.40%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 13.75% (2 Qtr ‘09) and the lowest return (not annualized) before taxes for a calendar quarter was -28.80% (4 Qtr ‘08).

Equity Income Fund
Average Annual Total Returns for the periods ended December 31, 2010	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A Shares (inception 2/13/87) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	13.92% 13.58% 9.43%	3.98% 2.74% 3.04%	5.32% 4.31% 4.31%
Class B Shares (inception 3/3/97)	14.77%	4.00%	5.44%
Class C Shares (inception 3/3/97 )	18.85%	4.33%	5.09%
Class N Shares (inception 3/1/01)	19.37%	4.81%	5.84%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26% 3.57%[1]
S&P 500 Index (reflects no deduction or fees, expenses or taxes)	15.08%	2.29%	1.42% 2.07%[1]
Russell 3000 Value Index (reflects no deduction or fees, expenses or taxes)	16.23%	1.45%	3.63% 3.92%[1]

1.	From 2/28/01

For the period from January 1, 2011 through March 31, 2011, the cumulative return (not annualized) before taxes for Class A shares was 5.18%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 25.27% (2 Qtr ‘09) and the lowest return (not annualized) before taxes for a calendar quarter was -17.86% (4 Qtr ‘08).

The average annual total returns of Class A shares since the Funds’ respective inception dates were 6.36% for Balanced Fund and 11.16% for Equity Income Fund. The average annual total returns of Class A shares for Equity Income Fund since Balanced Fund’s inception date, April 24, 1987, was 11.46%.

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 Years" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

The performance of Balanced Fund's shares is compared to the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities, and also to the S&P 500 Index. The performance of Equity Income Fund's shares is compared to the Russell 1000 Value Index, the Russell 3000 Value Index, and the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of large-capitalization value stocks. The Russell 3000 Value Index is an unmanaged index of the 3,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The indices’ performance includes reinvestment of income but does not reflect any transaction costs, fees, expenses or taxes. The Funds’ investments vary from those in the index.

Management's Discussion of Equity Income Fund’s Performance

A discussion of the performance of Equity Income Fund can be found in its annual report dated October 29, 2010, which is incorporated herein by reference.

HOW DO the Principal Risks of InvestING in the Funds differ?

The Funds’ Overall Risk and Main Risks of Investing

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on each Fund’s portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

     The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. Balanced Fund invests in a variety of different types of securities to seek its investment objective and may invest in equity and debt securities of both domestic and foreign issuers in different capitalization ranges. Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities, which primarily include common stocks of U.S. and foreign companies, and will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. In selecting securities to buy, Balanced Fund portfolio managers use different investment styles to seek broad diversification across asset classes. They normally maintain a mix of stocks, debt securities and cash, although the Balanced Fund is not required to allocate its assets in any fixed proportion, and the Balanced Fund's mix of equity securities, debt securities and cash will vary from time to time as the portfolio managers seek opportunities in different asset classes. The Balanced Fund portfolio managers consider overall and relative economic conditions in U.S. and foreign markets. At times, the Balanced Fund may focus more on investing for capital appreciation with less emphasis on seeking income. At other times, for example when stock markets are less stable, the Balanced Fund might have greater relative emphasis on income-seeking investments, such as government securities and money market instruments. By contrast, Equity Income Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Equity Income Fund may invest in other equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Equity Income Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks, and may invest in equity securities both for current income from dividends as well as for growth opportunities. Unlike the Balanced Fund, the Equity Income Fund does not focus on debt securities as a principal investment strategy even though it has the option to invest in debt securities, including junk bonds. Instead, Equity Income Fund mainly invests in equity investments of common stocks.

The Manager does not believe that the Reorganization will materially increase overall investment risks for shareholders of either Fund.

Risks of Investing in Stock. Both Funds invest in common stock. Equity Income Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities, and the relative amount of equity securities that the Fund holds may value over time.

In selecting equity securities to buy, portfolio managers of the Balanced Fund mainly look for potential capital appreciation, whereas the portfolio manager of Equity Income Fund mainly relies on a value-oriented investing style. Balanced Fund portfolio managers employ both "growth" and "value" styles in selecting stocks. Growth investing seeks stocks that the portfolio managers believe have possibilities for increases in stock price because of strong earnings growth, the development of new products or services or other favorable economic factors. Value investing seeks stocks that are undervalued in the market by various measures such as the stock's price/earnings ratio. The Equity Income Fund’s portfolio manager also looks for securities that offer higher than average dividends.

Both the Equity Income Fund and the Balanced Fund generally use a fundamental approach to analyzing issuers. Currently, the portfolio manager of Equity Income Fund focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Equity Income Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so. Balanced Fund portfolio managers employ fundamental analysis of a company's financial statements and management structure, operations and product development, as well as the industry of which the company is part. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Balanced Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. Balanced Fund portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends.

The value of the Funds’ portfolios may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry. At times, the Funds may emphasize investments in a particular industry or economic or market sector. To the extent that a Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally rank behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible debt securities are subject to credit and interest rate risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. However, credit ratings of convertible securities that are considered to be equity equivalents generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Small- and Mid-Sized Companies. Equity Income Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. Balanced Fund currently focuses on securities of issuers that have mid-to-large capitalizations.

The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

     Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Risks of Value Investing. Both Equity Income Fund and Balanced Fund may use a value investing style in selecting securities. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Growth Investing. Balanced Fund may also use a growth investing style to select securities. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Dividend Risk. Equity Income Fund may invest in equity securities both for current income from dividends as well as for growth opportunities. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. Equity Income Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Risks of Debt Securities. Balanced Fund will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. The debt securities the Balanced Fund may buy include securities issued by U.S. and foreign companies, securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, mortgage-related securities (including private issuer mortgage-backed securities), debt obligations of foreign governments, and money market instruments. The Balanced Fund may invest up to 35% of its total assets in lower-grade, high-yield debt securities, sometimes referred to as "junk bonds." In selecting debt securities to buy, the Balanced Fund portfolio managers look for both income and total return. The Balanced Fund has no requirements as to the maturity of the debt securities it can buy, and may invest in securities that have short-, medium- or long-term maturities. The Balanced Fund may invest in debt securities that pay interest at fixed or floating rates.

In contrast, the Equity Income Fund does not focus on debt securities as a principal investment strategy; however the Equity Income Fund can also invest in debt securities, such as U.S. Government securities and domestic and foreign corporate and government bonds and debentures. The Equity Income Fund may invest in debt securities to seek income, for liquidity or for hedging purposes. The Equity Income Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Services, Inc. or Standard & Poor's Ratings Services or may be unrated. "Investment-grade" refers to securities that are rated in one of the top four rating categories. The Equity Income Fund can also invest in debt securities that are rated below investment grade, also referred to as "junk bonds."

Debt securities may be subject to the following risks:

▪

Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

▪

Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

▪

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

▪

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. Government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Credit Quality. The Funds may invest in securities that are rated or unrated. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for a Fund's portfolio and evaluating their income potential and credit risk, a Fund does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well.

"Investment-grade" refers to securities that are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services or that have similar ratings from other nationally-recognized statistical rating organizations. The Funds may also consider unrated securities to be "investment-grade" if they are judged to be of comparable quality to securities rated investment-grade by those organizations. Lower-grade securities are those that are rated below "Baa" by Moody's, that are rated below "BBB" by Standard & Poor's, that have similar ratings from other rating organizations or that are unrated securities judged to be of similar quality. Below investment-grade securities may be considered speculative.

Risks of Foreign Investing. Both Balanced Fund and Equity Income Fund have no limits on the amounts they can invest in foreign securities, which may include issuers in developed and emerging market countries. Equity Income Fund currently does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries. Both Equity Income Fund and Balanced Fund may buy foreign currency but only in connection with the purchase and sale of foreign securities and not for speculation.

Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Time-Zone Arbitrage. The Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If a Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. A Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Asset Allocation Risk. Because the Balanced Fund typically invests in a combination of securities, the Balanced Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that Balanced Fund portfolio managers' evaluations and assumptions regarding the equity and fixed-income markets' prospects may be incorrect in view of actual market conditions. During periods of rapidly rising prices, the Balanced Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Balanced Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Balanced Fund's use of a value or growth style might not be successful when the particular strategy is out of favor.

U.S. Government Securities. The Balanced Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by the Federal National Mortgage Corporation and "Freddie Mac" obligations issued by the Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury will ensure that each company maintains a positive net worth.

U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

Mortgage-Related Securities. The Balanced Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment.

Private-Issuer Mortgage-Related Securities. Mortgage-related securities issued by private issuers are not U.S. Government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. Government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks than U.S. Government securities. Private issuer mortgage-backed securities are subject to the credit risks of the issuers, as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Forward Rolls. The Balanced Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Balanced Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Balanced Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Balanced Fund will bear the risk that the market value of the securities might decline below the price at which the Balanced Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Balanced Fund's assets may be subject to forward roll transactions at any given time.

Asset-Backed Securities. The Balanced Fund can invest in asset-backed securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. Certain asset-backed securities are subject to prepayment and extension risk.

Other Investment Strategies

To seek its objective, each Fund, as applicable, may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Diversification and Concentration. Both Balanced Fund and Equity Income Fund are diversified funds. Each Fund attempts to reduce its exposure to the risks of individual issuers by diversifying its investments across a broad number of different companies. A Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, a Fund may emphasize investments in some industries more than others.

Derivative Investments. Both Balanced Fund and Equity Income Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow a Fund to increase or decrease its exposure to certain markets or risks.

A Fund may use derivatives to seek to increase its investment return or for hedging purposes. A Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so. Options, futures and forward contracts are some of the types of derivatives a Fund can use. A Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Credit Derivatives. The Balanced Fund may enter into credit default swaps both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Balanced Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event and the Balanced Fund has taken the short position in the credit default swap, the Balanced Fund delivers the defaulted bond in exchange for payment of the par amount. If there is a credit event and the Balanced Fund has taken the long position in the credit default swap, the Balanced Fund pays the par amount of the defaulted bond. Risks of short positions in credit default swaps include the cost of paying for credit protection if there are no credit events. Risks of long positions in credit default swaps include losses from payments on debt securities that have defaulted. Credit derivatives also involve counter-party risk.

Hedging. Hedging transactions are intended to reduce the risks of securities in a Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If a Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. A Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments held by a Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, a Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment.

Master Limited Partnerships. The Equity Income Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Equity Income Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Equity Income Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Equity Income Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Both Equity Income and Balanced Fund will not invest more than 10% of their net assets in illiquid or restricted securities. The Funds’ Boards can increase that limit to 15%. The Manager monitors the Funds’ holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Zero-Coupon Securities. The Balanced Fund may invest in "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Balanced Fund may be required to pay a dividend of the imputed income on a zero-coupon security, at a time when it has not actually received the income.

Stripped Securities. The Balanced Fund can invest in “stripped” securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Balanced Fund to sell its holdings at an acceptable price. The Balanced Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage a Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of a Fund. That may result in another fund or account holding investment positions that are adverse to a Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of a Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of a Fund and, as a result, the value of securities held by a Fund or a Fund's investment strategies may be adversely affected. A Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and a Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit a Fund's investment activities and affect its performance.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. A Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to a Fund directly. At the time of an investment, a Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, a Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of a Fund's advisory fee to the extent of a Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, a Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. A Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent a Fund invests in these securities, it might not achieve its investment objective.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Balanced Fund usually must hold cash in its portfolio, liquidate portfolio securities, or borrow money, each of which imposes certain costs on the Balanced Fund. From time to time, the Balanced Fund may also participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Balanced Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Balanced Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Balanced Fund shares, at the Balanced Fund's closing net asset value, equal to the amount of the Balanced Fund's net redemptions on any given day. On subsequent days when the Balanced Fund experiences net subscriptions, ReFlow redeems its holdings at the Balanced Fund's net asset value on that day. When the Balanced Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Balanced Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Balanced Fund.

Portfolio Turnover. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.

The following tables show the portfolio turnover rate for each Fund during past fiscal years:

	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006
Balanced Fund	63%	106%	54%	74%	84%

	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006
Equity Income Fund	60%	105%	78%	124%	56%

The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Share Classes

Each Fund offers investors four different classes of shares: Class A, Class B, Class C and Class N. The features of each of Balanced Fund’s share classes are identical to the features of the same share classes of Equity Income Fund. Each Fund’s different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (“CDSC”) of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan’s first purchase of Class N shares, a CDSC of 1% may be deducted.

Class A, Class B, Class C and Class N shares of Equity Income Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Balanced Fund shares exchanged for Equity Income Fund shares as a result of the Reorganization. However, any CDSC that applies to Balanced Fund shares as of the date of the exchange will carry over to Equity Income Fund shares received in the Reorganization.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares (as applicable) from net investment income and to pay dividends on a quarterly basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds’ respective prospectuses. For additional information, please see the section in the current Prospectus of Equity Income Fund titled “ABOUT YOUR ACCOUNT,” provided along with this combined Prospectus and Proxy Statement.

Special Account Features

When your shares of Balanced Fund are exchanged for shares of Equity Income Fund, any special account features (such as an Asset Builder Plan or Automatic Withdrawal Plan) selected for your Balanced Fund account will be continued for your new Equity Income Fund account (if those features are available for Equity Income Fund) unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder’s name, address, appropriate bank accounts), the special account feature options you selected for your Balanced Fund account will be applied to the special account features selected for your Equity Income Fund account, unless you instruct the Transfer Agent otherwise.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

Balanced Fund is governed by a Board of Trustees, which is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law, and other relevant laws. Equity Income Fund is governed by a Board of Directors, which is responsible for protecting the interests of the Fund’s shareholders under Maryland law, and other relevant laws. For a listing of Balanced Fund’s Board of Trustees and biographical information, please refer to the Statement of Additional Information for Balanced Fund. For a listing of Equity Income Fund’s Board of Directors and biographical information, please refer to the Statement of Additional Information for Equity Income Fund. You may receive free copies of each Fund’s Statement of Additional Information by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Investment Management

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments. Balanced Fund is managed by portfolio managers Emmanuel Ferreira, Krishna Memani and Peter Strzalkowski. Equity Income Fund is managed by Michael S. Levine.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with approximately 6 million shareholder accounts as of September 30, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Pending Litigation

Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant
Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Shareholder Services

The services provided to Balanced Fund shareholders before the Reorganization would not change once they became shareholders of Equity Income Fund after the Reorganization.

Distribution Services

OFDI acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Balanced Fund and Equity Income Fund have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to Class A shareholder accounts and makes these payments quarterly, based on an annual rate of up to 0.25% of the Class A shares’ daily net assets, to pay dealers, brokers, banks and financial institutions for providing personal services and account maintenance to their Class A shareholders.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

"Financial intermediaries" are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Funds’ shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. JPMorgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for Balanced Fund. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109-3661, acts as custodian for Equity Income Fund.

Shareholder Rights

The rights of shareholders under Balanced Fund’s Declaration of Trust and Equity Income Fund’s Articles of Incorporation are substantially similar. The differences, which are set forth below, do not materially impact the Equity Income Fund’s investments or how its investment strategy is implemented.

Shareholder Meetings. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act. Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by shareholders is less than a majority of the total number of Trustees or Directors, or if they seek to change a fundamental investment policy.

     The Directors of Equity Income Fund will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Directors receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold in the aggregate the lesser of (1) shares of the Fund valued at $25,000 or more at current offering price, or (2) shares constituting at least 1% of the Fund’s outstanding shares. The Directors may also take other action as permitted by the Investment Company Act.

Liability and Indemnification. As a corporation, Equity Income Fund affords its shareholders limited liability under corporate law; for clarity, the Declaration of Trust of Balanced Fund provides that all persons shall look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. Pursuant to its Articles of Incorporation Equity Income Fund will indemnify its Directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. This does not protect a director against any liability to the Fund to which the director would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of the office (“disabling conduct”). The Declaration of Trust of Balanced Fund contains an express disclaimer of shareholder and Trustee liability for the Fund’s obligations; and provides for indemnity to the Trustees to the fullest extent provided by law, unless there is an adjudication of liability for disabling conduct.

Inspection of Books and Records. Under Maryland law, Equity Income Fund shareholders have some defined statutory rights to inspect certain books and records of the Fund. Under Massachusetts law, and the Balanced Fund’s Declaration of Trust, a shareholder’s ability to inspect books and records of the Fund must be authorized by the Board of Trustees or through shareholder action.

Authorized Shares. Under Maryland law, the number of authorized shares of the Equity Income Fund is limited by the Fund’s Articles of Incorporation (which can be amended to increase the number of authorized shares). The Equity Income Fund currently has one billion shares of common stock authorized. Under Massachusetts law, which applies to the Balanced Fund, the number of authorized shares is unlimited.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of Balanced Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Balanced Fund and Equity Income Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about August 19, 2011, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about August 18, 2011.

If the shareholders of Balanced Fund vote to approve the Reorganization Agreement, substantially all of the assets of Balanced Fund will be transferred to Equity Income Fund in exchange for shares of Equity Income Fund, and you will receive Class A, Class B, Class C or Class N shares of Equity Income Fund equal in value to the value as of the Valuation Date of your shares of Balanced Fund. The shares of Equity Income Fund will be recorded electronically in each shareholder’s account. Equity Income Fund will then send a confirmation to each shareholder. Balanced Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Balanced Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of Balanced Fund who vote their Class A, Class B, Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Balanced Fund at net asset value on the Valuation Date, after Balanced Fund subtracts a cash reserve (“Cash Reserve”), and reinvests the proceeds in Class A, Class B, Class C and Class N shares of Equity Income Fund at net asset value as of the proceeding day. The Cash Reserve is an amount retained by Balanced Fund for the payment of Balanced Fund’s outstanding debts, taxes and expenses of liquidation following the Reorganization. Equity Income Fund is not assuming any debts of Balanced Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Balanced Fund on or before the Closing Date. Balanced Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Balanced Fund’s activities. Following the Reorganization, Balanced Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Balanced Fund or Equity Income Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Balanced Fund.

Who will pay the expenses of the Reorganization?

     Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total merger-related costs to be approximately $134,100 for Balanced Fund and $37,250 for Equity Income Fund, for a combined total of approximately $171,350. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Balanced Fund and Equity Income Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP ("tax opinion") that; (i) shareholders of Balanced Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Equity Income Fund; (ii) shareholders of Equity Income Fund will not recognize any gain or loss upon receipt of Balanced Fund’s assets and (iii) the holding period of Equity Income Fund shares received in that exchange will include the period that Balanced Fund shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization. On or prior to the Valuation Date, Balanced Fund may pay a dividend which would have the effect of distributing to Balanced Fund’s shareholders all of Balanced Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Balanced Fund’s shareholders as ordinary income and capital gain, respectively.

If Balanced Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by Equity Income Fund, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards.  As of September 30, 2010, Balanced Fund had approximately $156,532,745 in capital loss carry-forwards, based on actual investment trading activity through that date, which OFI expects to be available for use by Equity Income Fund. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Board of Trustees of Balanced Fund and the Board of Directors of Equity Income Fund held on March 1, 2011, the Boards considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Boards’ independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

The Board of Trustees and Board of Directors considered the smaller size of Balanced Fund and the Manager's view that shareholders of Balanced Fund would benefit from economies of scale associated with a larger fund as a result of the combined assets which would realize a lower management fee breakpoint than the Balanced Fund’s assets would realize on its own. The Board received and considered information showing that the contractual management fee rate paid by shareholders of Balanced Fund will decrease significantly, and that the total fund operating expenses are expected to decrease across all share classes of Balanced Fund. The Boards noted that if Balanced Fund continued as a stand-alone fund, its fixed costs such as audit and tax fees would increase as a percentage of its assets. The Boards also noted that Equity Income Fund shareholders would immediately benefit from lower management fees as well as lower total operating expenses for all share classes. The Board noted that the Manager estimates that Balanced Fund is expected to experience annual cost savings of approximately $248,700 and Equity Income Fund is expected to have annual cost savings of approximately $411,200.

The Board of Trustees and Board of Directors considered that Equity Income Fund has a better performance track record than Balanced Fund. The Boards noted that Equity Income Fund has outperformed the Balanced Fund for the last 1-year, 3-year, 5-year and 10-year periods. Additionally, the Boards noted that Equity Income Fund is rated as a 4-star fund by Morningstar for the 1-year, 3-year and 5-year periods as compared to a 1-star rating for Balanced Fund. Finally, the Boards noted that Equity Income Fund’s lower overall fees helps drive its competitive performance in the marketplace, and that Equity Income Fund has net positive asset inflows for 2009 and 2010. The Boards further considered that Balanced Fund has had net negative asset flows for the past three years. The Boards noted that Equity Income Fund has better prospects for asset growth in the future than as compared to Balanced Fund, which could have the potential to increase further economies of scale.

The Board of Trustees and Board of Directors considered the similarities of the two Funds, including that they have similar investment objectives, similar investment strategies and risks, and similar portfolio investments. The Boards noted that both Funds offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes. The Boards noted that, based on its investment strategy, the Balanced Fund has generally held a higher allocation of fixed-income securities than the Equity Income Fund. The Boards further considered that while both Funds have similar investment objectives, the Funds have different portfolio managers. The Boards noted, however, that same team of research analysts that work on Equity Income Fund also work on the equity portion of Balanced Fund. The Boards considered the costs savings that could result from the Reorganization, including from: (1) combining portfolio management activities of the Funds into one portfolio manager (2) the consolidation of compliance and other administrative functions, (3) the elimination of the need to differentiate the Funds in the marketplace, and (4) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for Balanced Fund.

The Board of Trustees and Board of Directors considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board of Trustees and Board of Directors considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of Trustees and Board of Directors concluded that each Fund’s participation in the transaction was in the best interests of both the Balanced Fund and Equity Income Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Balanced Fund or Equity Income Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of Trustees of Balanced Fund deemed relevant, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act) of Equity Income Fund, Balanced Fund or the Manager (the “Independent Trustees”), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Balanced Fund.

Equity Income Fund shareholders do not vote on the Reorganization. The Board of Directors of Equity Income Fund, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of Equity Income Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of Balanced Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Balanced Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Balanced Fund and Equity Income Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into this combined Prospectus and Proxy Statements and the Statement of Additional Information dated June 23, 2011, related to this Reorganization.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-866-796-7172. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

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Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Balanced Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the Proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such Proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

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Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Balanced Fund at the close of business on April 29, 2011 (the “Record Date”) will be entitled to vote at the Meeting. On April 29, 2011, there were approximately 54,323,572 outstanding shares of Balanced Fund, consisting of 44,753,295 Class A shares, 2,982,926 Class B shares, 5,755,429 Class C shares and 831,922 Class N shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Balanced Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the Proposal by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Proposal by checking the “ABSTAIN” box.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Balanced Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Equity Income Fund shareholders do not vote on the Reorganization.

     The presence in person or by proxy of a majority of the Balanced Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the meeting from time to time until a quorum shall attend. Shares whose proxies reflect an abstention on the Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting. However, with respect to this Proposal, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote “against” the Proposal.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Balanced Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Balanced Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Balanced Fund’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $9,248, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Who will pay the expenses of the Reorganization?” beginning on page 41 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

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Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on the Proposal under applicable stock exchange rules. Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes “for” or “against” the Proposal. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

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Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of Balanced Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

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Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

•

Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of Balanced Fund and Board of Directors of Equity Income Fund, and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.551.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.647.7374. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

As of April 29, 2011, the officers and Trustees of Balanced Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of April 29, 2011, the only persons who owned of record or were known by Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of April 29, 2011, the officers and Trustees of Equity Income Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of April 29, 2011, the only persons who owned of record or were known by Equity Income Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED

PROSPECTUS AND PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

C.	Pro Forma Financial Statements

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between Oppenheimer Balanced Fund (“Balanced Fund”), a Massachusetts business trust and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”), a Maryland corporation.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type;

and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Balanced Fund through the acquisition by Equity Income Fund of substantially all of the assets of Balanced Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C and Class N shares of Equity Income Fund and the assumption by Equity Income Fund of certain liabilities of Balanced Fund, which Class A, Class B, Class C and Class N shares of Equity Income Fund are to be distributed by Balanced Fund pro rata to its shareholders in complete liquidation of Balanced Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Equity Income Fund of substantially all of the assets of Balanced Fund in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund and the assumption by Equity Income Fund of certain liabilities of Balanced Fund, followed by the distribution of such Class A, Class B, Class C and Class N shares of Equity Income Fund to the Class A, Class B, Class C and Class N shareholders of Balanced Fund in exchange for their Class A, Class B, Class C and Class N shares of Balanced Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Balanced Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Balanced Fund; redemption requests received by Balanced Fund after that date shall be treated as requests for the redemption of the shares of Equity Income Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of Balanced Fund on that date, excluding a cash reserve (the “Cash Reserve”) to be retained by Balanced Fund sufficient in its discretion for the payment of the expenses of Balanced Fund’s dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Equity Income Fund, in exchange for and against delivery to Balanced Fund on the Closing Date of a number of Class A, Class B, Class C and Class N shares of Equity Income Fund, having an aggregate net asset value equal to the value of the assets of Balanced Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C and Class N shares of Equity Income Fund and the value of the assets of Balanced Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C and Class N shares of Equity Income Fund and the Class A, Class B, Class C and Class N shares of Balanced Fund shall be done in the manner used by Equity Income Fund and Balanced Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Equity Income Fund in such computation shall be applied to the valuation of the assets of Balanced Fund to be transferred to Equity Income Fund

Balanced Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Balanced Fund’s shareholders all of Balanced Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc. (the “Agent”), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, Balanced Fund shall distribute on a pro rata basis to the shareholders of Balanced Fund as of the Valuation Date Class A, Class B, Class C and Class N shares of Equity Income Fund received by Balanced Fund on the Closing Date in exchange for the assets of Balanced Fund in complete liquidation of Balanced Fund; for the purpose of the distribution by Balanced Fund of Class A, Class B, Class C and Class N shares of Equity Income Fund to Balanced Fund’s shareholders, Equity Income Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C and Class N shares of Equity Income Fund on the books of Equity Income Fund to each Class A, Class B, Class C and Class N shareholder of Balanced Fund in accordance with a list (the “Shareholder List”) of Balanced Fund shareholders received from Balanced Fund; and (b) confirm an appropriate number of Class A, Class B, Class C and Class N shares of Equity Income Fund to each Class A, Class B, Class C and Class N shareholder of Balanced Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Balanced Fund, indicating his or her share balance. Balanced Fund agrees to supply the Shareholder List to Equity Income Fund not later than the Closing Date. Shareholders of Balanced Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Equity Income Fund which they received.

6.     Within one year after the Closing Date, Balanced Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Equity Income Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Balanced Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Balanced Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, Balanced Fund’s portfolio shall be analyzed to ensure that the requisite percentage of Balanced Fund’s portfolio meets Equity Income Fund’s investment policies and restrictions so that, after the Closing, Equity Income Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Balanced Fund shall deliver to Equity Income Fund two copies of a list setting forth the securities then owned by Balanced Fund. Promptly after the Closing, Balanced Fund shall provide Equity Income Fund a list setting forth the respective federal income tax bases thereof.

8.     Portfolio securities or written evidence acceptable to Equity Income Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Balanced Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Balanced Fund on the Closing Date to Equity Income Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Equity Income Fund for the account of Equity Income Fund Class A, Class B, Class C and Class N shares of Equity Income Fund representing the number of Class A, Class B, Class C and Class N shares of Equity Income Fund being delivered against the assets of Balanced Fund, registered in the name of Balanced Fund, shall be transferred to Balanced Fund on the Closing Date. Such shares shall thereupon be assigned by Balanced Fund to its shareholders so that the shares of Equity Income Fund may be distributed as provided in Section 5.

If, at the Closing Date, Balanced Fund is unable to make delivery under this Section 8 to Equity Income Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Balanced Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Balanced Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Balanced Fund will deliver to Equity Income Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Equity Income Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Equity Income Fund

9.     Equity Income Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Balanced Fund, but Balanced Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Balanced Fund. Balanced Fund and Equity Income Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of Equity Income Fund and Balanced Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Balanced Fund and Equity Income Fund, respectively, in the amounts so incurred by each.

10.     The obligations of Equity Income Fund hereunder shall be subject to the following conditions:

A.     The Board of Trustees of Balanced Fund shall have authorized the execution of the Agreement, and the shareholders of Balanced Fund shall have approved the Agreement and the transactions contemplated hereby, and Balanced Fund shall have furnished to Equity Income Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Balanced Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.     Equity Income Fund shall have received an opinion dated as of the Closing Date from counsel to Balanced Fund, to the effect that (i) Balanced Fund is a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Balanced Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Balanced Fund. Massachusetts counsel may be relied upon for this opinion.

C.     The representations and warranties of Balanced Fund contained herein shall be true and correct at and as of the Closing Date, and Equity Income Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Balanced Fund, dated as of the Closing Date, to that effect.

D.     On the Closing Date, Balanced Fund shall have furnished to Equity Income Fund a certificate of the Treasurer or Assistant Treasurer of Balanced Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Balanced Fund as of the Closing Date.

E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Balanced Fund at the close of business on the Valuation Date.

F.     A Registration Statement on Form N-14 filed by Equity Income Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.     On the Closing Date, Equity Income Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Equity Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Balanced Fund arising out of litigation brought against Balanced Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Balanced Fund delivered to Equity Income Fund Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.     Equity Income Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I.     Equity Income Fund shall have received at the Closing all of the assets of Balanced Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of Balanced Fund hereunder shall be subject to the following conditions:

A.     The Board of Directors of Equity Income Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Equity Income Fund shall have furnished to Balanced Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Equity Income Fund.

B.     Balanced Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents and Balanced Fund shall have furnished Equity Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Balanced Fund.

C.     Balanced Fund shall have received an opinion dated as of the Closing Date from counsel to Equity Income Fund, to the effect that (i) Equity Income Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Equity Income Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Equity Income Fund, and (iii) the shares of Equity Income Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Maryland counsel may be relied upon for this opinion.

D.     The representations and warranties of Equity Income Fund contained herein shall be true and correct at and as of the Closing Date, and Balanced Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.     Balanced Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Balanced Fund’s representation that there is no plan or intention by any Balanced Fund shareholder who owns 5% or more of Balanced Fund’s outstanding shares, and, to Balanced Fund’s best knowledge, there is no plan or intention on the part of the remaining Balanced Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Equity Income Fund shares received in the transaction that would reduce Balanced Fund shareholders’ ownership of Equity Income Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Balanced Fund shares as of the same date, and (ii) Balanced Fund’s representation that, as of the Closing Date, Balanced Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

a.     The transactions contemplated by the Agreement will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b.     Balanced Fund and Equity Income Fund will each qualify as a “party to a reorganization” within the meaning of Section 368(b)(2) of the Code.

c.     No gain or loss will be recognized by the shareholders of Balanced Fund upon the distribution of Class A, Class B, Class C and Class N shares of beneficial interest in Equity Income Fund to the shareholders of Balanced Fund pursuant to Section 354 of the Code.

d.     Under Section 361(a) of the Code no gain or loss will be recognized by Balanced Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund

e.     Under Section 1032 of the Code no gain or loss will be recognized by Equity Income Fund by reason of the transfer of substantially all of Balanced Fund’s assets in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund and Equity Income Fund’s assumption of certain liabilities of Balanced Fund.

f.     The shareholders of Balanced Fund will have the same tax basis and holding period for the Class A, Class B, Class C and Class N shares of beneficial interest in Equity Income Fund that they receive as they had for Balanced Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

g.     The securities transferred by Balanced Fund to Equity Income Fund will have the same tax basis and holding period in the hands of Equity Income Fund as they had for Balanced Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Balanced Fund at the close of business on the Valuation Date.

G.     A Registration Statement on Form N-14 filed by Equity Income Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.     On the Closing Date, Balanced Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Balanced Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Equity Income Fund arising out of litigation brought against Equity Income Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Equity Income Fund delivered to Balanced Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.	Balanced Fund shall acknowledge receipt of the Class A, Class B, Class C and Class N shares of Equity Income Fund

12.     Balanced Fund hereby represents and warrants that:

A.     The audited financial statements of Balanced Fund as of September 30, 2010 and unaudited financial statements as of March 31, 2010 heretofore furnished to Equity Income Fund, present fairly the financial position, results of operations, and changes in net assets of Balanced Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 2010 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Balanced Fund, it being agreed that a decrease in the size of Balanced Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by Balanced Fund’s shareholders, Balanced Fund has authority to transfer all of the assets of Balanced Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.     The Prospectus, as amended and supplemented, contained in Balanced Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.     There is no material contingent liability of Balanced Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Balanced Fund, threatened against Balanced Fund, not reflected in such Prospectus;

E.     Except for the Agreement, there are no material contracts outstanding to which Balanced Fund is a party other than those ordinary in the conduct of its business;

F.     Balanced Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Balanced Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.     All federal and other tax returns and reports of Balanced Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Balanced Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.     Balanced Fund has elected that Balanced Fund be treated as a regulated investment company and, for each fiscal year of its operations, Balanced Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Balanced Fund intends to meet such requirements with respect to its current taxable year.

13.	Equity Income Fund hereby represents and warrants that:

A.

The audited financial statements as of October 29, 2010 and unaudited financial statements as of April 30, 2010 of Equity Income Fund heretofore furnished to Balanced Fund, present fairly the financial position, results of operations, and changes in net assets of Equity Income Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 29, 2010 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Equity Income Fund, it being understood that a decrease in the size of Equity Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.

The Prospectus, as amended and supplemented, contained in Equity Income Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.

Except for this Agreement, there is no material contingent liability of Equity Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Equity Income Fund, threatened against Equity Income Fund, not reflected in such Prospectus;

D.	There are no material contracts outstanding to which Equity Income Fund is a party other than those ordinary in the conduct of its business;

E.

Equity Income Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland; has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C and Class N shares of Equity Income Fund which it issues to Balanced Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Equity Income Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Equity Income Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.

All federal and other tax returns and reports of Equity Income Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Equity Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.     Equity Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Equity Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Equity Income Fund intends to meet such requirements with respect to its current taxable year;

H.     Equity Income Fund has no plan or intention (i) to dispose of any of the assets transferred by Balanced Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.          After consummation of the transactions contemplated by the Agreement, Equity Income Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Equity Income Fund hereby represents to and covenants with Balanced Fund that, if the reorganization becomes effective, Equity Income Fund will treat each shareholder of Balanced Fund who received any of Equity Income Fund’s shares as a result of the reorganization as having made the minimum initial purchase of shares of Equity Income Fund received by such shareholder for the purpose of making additional investments in shares of Equity Income Fund, regardless of the value of the shares of Equity Income Fund received.

15.     Equity Income Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Balanced Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     Equity Income Fund understands that the obligations of Balanced Fund under the Agreement are not binding upon any Trustee or shareholder of Balanced Fund personally, but bind only upon Balanced Fund and Balanced Fund’s property. Equity Income Fund represents that it has notice of the provisions of the Declaration of Trust of Balanced Fund disclaiming shareholder and trustee liability for acts or obligations of Balanced Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER BALANCED FUND

By:     ______________________

Arthur S. Gabinet
Secretary

OPPENHEIMER EQUITY INCOME FUND, INC.

By:      ______________________

Arthur S. Gabinet

     Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Balanced Fund. As of April 29, 2011, the only persons who owned of record or were known by Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of Balanced Fund were:

Pershing LLC                                   Class C

1 Pershing Plaza                               Shares: 311,894.743

Jersey City, NJ 07399-0001            % of Class: 5.41

Orchard Trust Co LLC                      Class N

FBO Oppen RecordKeeperPro         Shares: 90,021.446

8515 E. Orchard Rd.                          % of Class: 10.82

Greenwood Village, CO 80111-5002

RPSS TR                                               Class N

Public Employee Union Local One          Shares: 62,262.657

401(K) Plan                                            % of Class: 7.48

Attn Denise Hedrick

         5034 Blum Rd.
         Martinez, CA 94553-4308

Principal Shareholders of Equity Income Fund As of April 29, 2011, the only persons who owned of record or were known by Equity Income Fund to own beneficially 5% or more of any class of the outstanding shares of Equity Income Fund were:

Edward D. Jones & Co.               Class A
Attn Mutual Fund                    Shares: 6,705,859.561
Shareholder Accounting               % of Class: 10.39
201 Progress Pkwy.
Maryland Hts., MO 63043-3009

Pershing LLC                                 Class A
1 Pershing Plaza                            Shares: 6,624,121.730
Jersey City, NJ 07399-0001          % of Class: 10.26

MLPF&S for the Sole Benefit          Class A
Of Its Customers                              Shares: 3,898,254.084
Attn Fund Admn/#97NP9               % of Class: 6.04

4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Edward D. Jones & Co.               Class B
Attn Mutual Fund                         Shares: 814,943.729
Shareholder Accounting               % of Class: 17.85
201 Progress Pkwy.
Maryland Hts., MO 63043-3009

Pershing LLC                         Class B
1 Pershing Plaza                           Shares: 519,390.775
Jersey City, NJ 07399-0001        % of Class: 11.37

MLFP&S for the Sole Benefit      Class B
Of Its Customers                         Shares: 275,903.798
Attn Fund Admn                          % of Class: 6.04
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

MLFP&S for the Sole Benefit           Class C
Of Its Customers                                   Shares: 1,997,093.220
Attn Fund Admn                                    % of Class: 14.88
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Pershing LLC                         Class C
1 Pershing Plaza                    Shares: 1,168,759.736
Jersey City, NJ 07399-0001               % of Class: 8.71

Citigroup Global Mkts Inc.               Class C
Attn Cindy Tempesta, 7th Fl.            Shares: 904,258.294
333 West 34th Street                       % of Class: 6.74
New York, NY 10001-2483

Orchard Trust Co LLC                       Class N

FBO Oppen RecordKeeperPro          Shares: 477,803.053

8515 E. Orchard Rd.                           % of Class: 15.25

Greenwood Village, CO 80111-5002

MLFP&S for the Sole Benefit            Class N
Of Its Customers                                     Shares: 461,885.425
Attn Fund Admn                                      % of Class: 14.74
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

First Clearing LLC                              Class Y

Special Custody Acct for the               Shares: 1,496,959.410
Exclusive Benefit of Customer                   % of Class: 85.67
2801 Market Street
St. Louis, MO 63103

Taynik & Co.                                      Class Y
C/O Investors Bank & Trust               Shares: 216,261.596

FPG90                                         % of Class : 12.37
PO Box 9130
Boston, MA 02117-9130

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER EQUITY INCOME FUND, INC.

PART B

Acquisition of the Assets of
OPPENHEIMER BALANCED FUND

By and in exchange for Shares of
OPPENHEIMER EQUITY INCOME FUND, INC.

This Statement of Additional Information (the “SAI”) to this combined Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Balanced Fund (“Balanced Fund”) for Class A, Class B, Class C and Class N shares of Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”) (the “Reorganization”).

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Balanced Fund dated January 28, 2011; (ii) the Statement of Additional Information of Equity Income Fund dated February 28, 2011; (iii) the annual report of Balanced Fund dated September 30, 2010, which includes audited financial statements of Balanced Fund for the 12-month period ended September 30, 2010 and management’s discussion of fund performance, (iv) the annual report of Equity Income Fund dated October 29, 2010, which includes audited financial statements for the 12-month period ended October 29, 2010 and management’s discussion of fund performance. The semi-annual report of Balanced Fund dated March 31, 2011 and the semi-annual report of Equity Income Fund dated April 30, 2011 will be made available no later than 60 days thereafter.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated June 23, 2011, relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is June 23, 2011.

EXHIBIT C

Pro Forma Combining Statements of Investments            October 29, 2010 (Unaudited)*
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

	Oppenheimer				Oppenheimer
	Equity		Oppenheimer		Equity	Oppenheimer
	Income		Balanced	Combined	Income	Balanced	Combined
	Fund, Inc.		Fund	Pro Forma	Fund, Inc.	Fund	Pro Forma
	Shares		Shares	Shares	Value	Value	Value

Common Stocks—68.6%
Consumer Discretionary—5.6%
Auto Components—0.5%
Lear Corp.[1]	90,500		0	90,500	$8,000,200	$0	$8,000,200

Hotels, Restaurants & Leisure—0.8%
Brinker International, Inc.[2]	363,000		0	363,000	6,730,020	0	6,730,020
Wyndham Worldwide Corp.[2]	245,000		0	245,000	7,043,750	0	7,043,750

					13,773,770	0	13,773,770

Household Durables—0.3%
MDC Holdings, Inc.[2]	220,000		0	220,000	5,665,000	0	5,665,000

Leisure Equipment & Products—0.1%
Mattel, Inc.	100,000		0	100,000	2,333,000	0	2,333,000

Media—2.5%
Cinemark Holdings, Inc.[2]	500,000		0	500,000	8,775,000	0	8,775,000
Comcast Corp., Cl. A Special, Non-Vtg.	560,000		0	560,000	10,824,800	0	10,824,800
Jupiter Telecommunications Co. Ltd.	0		9,557	9,557	0	10,344,410	10,344,410
Time Warner Cable, Inc.[2]	222,500		0	222,500	12,876,075	0	12,876,075

					32,475,875	10,344,410	42,820,285

Specialty Retail—1.4%
Foot Locker, Inc.	890,000		0	890,000	14,177,700	0	14,177,700
Lowe’s Cos., Inc.	440,000		0	440,000	9,385,200	0	9,385,200

					23,562,900	0	23,562,900

Consumer Staples—7.5%
Food & Staples Retailing—2.4%
CVS Caremark Corp.	0		96,000	96,000	0	2,891,520	2,891,520
Kroger Co. (The)	700,000		0	700,000	15,400,000	0	15,400,000
Wal-Mart Stores, Inc.	25,000		0	25,000	1,354,250	0	1,354,250
Walgreen Co.	550,000	[2]	67,400	617,400	18,634,000	2,283,512	20,917,512

					35,388,250	5,175,032	40,563,282

Food Products—2.2%
Archer-Daniels-Midland Co.[2]	425,000		0	425,000	14,161,000	0	14,161,000
Kellogg Co.	54,000		0	54,000	2,714,040	0	2,714,040
Kraft Foods, Inc., Cl. A2	330,000		0	330,000	10,649,100	0	10,649,100
Nestle SA	0		195,350	195,350	0	10,700,030	10,700,030

					27,524,140	10,700,030	38,224,170

Household Products—0.1%
Procter & Gamble Co. (The)[2]	30,250		0	30,250	1,922,993	0	1,922,993

Tobacco—2.8%
Altria Group, Inc.	0		181,800	181,800	0	4,621,356	4,621,356
Lorillard, Inc.	187,500	[2]	110,980	298,480	16,001,250	9,471,033	25,472,283
Philip Morris International, Inc.[2]	290,000		0	290,000	16,965,000	0	16,965,000

					32,966,250	14,092,389	47,058,639

Energy—9.0%
Energy Equipment & Services—2.0%
Ensco plc, Sponsored ADR[2]	225,000		0	225,000	10,426,500	0	10,426,500
Halliburton Co.	322,500	[2]	107,100	429,600	10,274,850	3,412,206	13,687,056
Schlumberger Ltd.	0		44,300	44,300	0	3,096,127	3,096,127
Transocean Ltd.[1,2]	107,500		0	107,500	6,811,200	0	6,811,200

					27,512,550	6,508,333	34,020,883

Oil, Gas & Consumable Fuels—7.0%
Chevron Corp.	300,000		188,300	488,300	24,782,997	15,555,463	40,338,460
CONSOL Energy, Inc.	450,000	[2]	67900	517,900	16,542,000	2,496,004	19,038,004
Exxon Mobil Corp.	350,000		0	350,000	23,264,500	0	23,264,500
Kinder Morgan Management LLC[1]	1		0	1	33	0	33
Marathon Oil Corp.	412,500		0	412,500	14,672,625	0	14,672,625
Royal Dutch Shell plc, ADR	320,000		0	320,000	20,777,600	0	20,777,600
Williams Cos., Inc. (The)	100,000		0	100,000	2,152,000	0	2,152,000

					102,191,755	18,051,467	120,243,222

Financials—17.0%
Capital Markets—2.1%
Goldman Sachs Group, Inc. (The)	85,000		0	85,000	13,680,750	0	13,680,750
Morgan Stanley	875,000		0	875,000	21,761,250	0	21,761,250

					35,442,000	0	35,442,000

Commercial Banks—1.8%
U.S. Bancorp[2]	575,000		0	575,000	13,903,500	0	13,903,500
Wells Fargo & Co.	642,500		0	642,500	16,756,400	0	16,756,400

					30,659,900	0	30,659,900

Diversified Financial Services—4.9%
Bank of America Corp.	825,000		0	825,000	9,438,000	0	9,438,000
JPMorgan Chase & Co.	1,200,000	[2]	289,200	1,489,200	45,156,000	10,882,596	56,038,596
KKR Financial Holdings LLC	2,050,000		0	2,050,000	18,019,500	0	18,019,500

					72,613,500	10,882,596	83,496,096

Insurance—7.1%
Assurant, Inc.	250,000	[2]	112,900	362,900	9,885,000	4,464,066	14,349,066
Everest Re Group Ltd.	350,000	[2]	76,680	426,680	29,498,000	6,462,590	35,960,590
Fidelity National Financial, Inc., Cl. A2	510,800		0	510,800	6,839,612	0	6,839,612
Gallagher (Arthur J.) & Co.	50,000		0	50,000	1,408,000	0	1,408,000
MetLife, Inc.	800,000	[2]	178600	978,600	32,264,000	7,202,938	39,466,938
Old Republic International Corp.	290,000		0	290,000	3,828,000	0	3,828,000
XL Group plc[2]	875,000		0	875,000	18,506,250	0	18,506,250

	Oppenheimer			Oppenheimer
	Equity	Oppenheimer		Equity	Oppenheimer
	Income	Balanced	Combined	Income	Balanced	Combined
	Fund, Inc.	Fund	Pro Forma	Fund, Inc.	Fund	Pro Forma
	Shares	Shares	Shares	Value	Value	Value

				102,228,862	18,129,594	120,358,456

Real Estate Investment Trusts—1.1%
Apollo Commercial Real Estate Finance, Inc.[2]	700,000	0	700,000	11,403,000	0	11,403,000
Starwood Property Trust, Inc.	400,000	0	400,000	8,084,000	0	8,084,000

				19,487,000	0	19,487,000

Health Care—7.4%
Biotechnology—1.3%
Amgen, Inc.[1]	0	100,800	100,800	0	5,764,752	5,764,752
Genzyme Corp. (General Division)[1]	0	86,170	86,170	0	6,215,442	6,215,442
Gilead Sciences, Inc.[1]	0	169,030	169,030	0	6,705,420	6,705,420
Vanda Pharmaceuticals, Inc.[1]	0	432,010	432,010	0	3,157,993	3,157,993

				0	21,843,607	21,843,607

Health Care Equipment & Supplies—0.2%
Covidien plc	82,500	0	82,500	3,289,275	0	3,289,275

Health Care Providers & Services—0.7%
Aetna, Inc.	0	189,610	189,610	0	5,661,755	5,661,755
UnitedHealth Group, Inc.[2]	68,000	0	68,000	2,451,400	0	2,451,400

				2,451,400	5,661,755	8,113,155

Pharmaceuticals—5.2%
Abbott Laboratories[2]	237,500	0	237,500	12,188,500	0	12,188,500
GlaxoSmithKline plc, ADR	60,000	0	60,000	2,342,400	0	2,342,400
Johnson & Johnson[2]	75,000	0	75,000	4,775,250	0	4,775,250
Merck & Co., Inc.	725,000 [2]	245,377	970,377	26,303,000	8,902,278	35,205,278
Pfizer, Inc.	2,000,000	0	2,000,000	34,800,000	0	34,800,000

				80,409,150	8,902,278	89,311,428

Industrials—3.5%
Aerospace & Defense—1.7%
AerCap Holdings NV1	0	19,600	19,600	0	253,036	253,036
General Dynamics Corp.	230,000	0	230,000	15,667,600	0	15,667,600
Lockheed Martin Corp.[2]	180,000	0	180,000	12,832,200	0	12,832,200

				28,499,800	253,036	28,752,836

Commercial Services & Supplies—0.3%
Pitney Bowes, Inc.	53,250	0	53,250	1,168,305	0	1,168,305
Waste Management, Inc.[2]	115,500	0	115,500	4,125,660	0	4,125,660

				5,293,965	0	5,293,965

Industrial Conglomerates—1.0%
General Electric Co.	100,000	0	100,000	1,602,000	0	1,602,000
Tyco International Ltd.	330,000 [2]	89,800	419,800	12,632,400	3,437,544	16,069,944

				14,234,400	3,437,544	17,671,944

Machinery—0.3%
Navistar International Corp.[1]	0	111,210	111,210	0	5,358,098	5,358,098

Road & Rail—0.1%
Norfolk Southern Corp.	28,000	0	28,000	1,721,720	0	1,721,720

Trading Companies & Distributors—0.1%
Aircastle Ltd.	75,000 [2]	107,950	182,950	690,750	994,220	1,684,970

Information Technology—10.5%
Communications Equipment—1.9%
QUALCOMM, Inc.	300,000	246,830	546,830	13,539,000	11,139,438	24,678,438
Research in Motion Ltd.[1]	0	142,980	142,980	0	8,142,711	8,142,711

				13,539,000	19,282,149	32,821,149

Computers & Peripherals—0.3%
Dell, Inc.[1]	0	319,800	319,800	0	4,598,724	4,598,724

Electronic Equipment & Instruments—0.5%
Corning, Inc.[2]	500,000	0	500,000	9,140,000	0	9,140,000

Internet Software & Services—1.5%
eBay, Inc.[1]	0	327,800	327,800	0	9,771,718	9,771,718
Google, Inc., Cl. A1	0	26,090	26,090	0	15,992,909	15,992,909

				0	25,764,627	25,764,627

IT Services—0.2%
MasterCard, Inc., Cl. A	0	15,900	15,900	0	3,816,954	3,816,954

Semiconductors & Semiconductor Equipment—1.2%
Applied Materials, Inc.	450,000	0	450,000	5,562,000	0	5,562,000
Intel Corp.[2]	450,000	0	450,000	9,031,500	0	9,031,500
Intersil Corp., Cl. A2	475,000	0	475,000	6,217,750	0	6,217,750

				20,811,250	0	20,811,250

Software—4.9%
Microsoft Corp.	1,275,000 [2]	159,270	1,434,270	33,966,000	4,242,953	38,208,953
Oracle Corp.	0	280,300	280,300	0	8,240,820	8,240,820
Take-Two Interactive Software, Inc.[1]	0	2,281,547	2,281,547	0	24,321,291	24,321,291
THQ, Inc.[1]	0	1,781,530	1,781,530	0	7,126,120	7,126,120

				33,966,000	43,931,184	77,897,184

Materials—1.8%
Chemicals—1.5%
Celanese Corp., Series A	0	99,850	99,850	0	3,559,653	3,559,653
E.I. du Pont de Nemours & Co.	25,000	0	25,000	1,182,000	0	1,182,000
Mosaic Co. (The)	0	226,750	226,750	0	16,589,030	16,589,030
Potash Corp. of Saskatchewan, Inc.	0	35,200	35,200	0	5,107,168	5,107,168

				1,182,000	25,255,851	26,437,851

Metals & Mining—0.3%
Kaiser Aluminum Corp.	0	114	114	0	5,129	5,129
Xstrata plc, Unsponsored ADR	1,500,000	0	1,500,000	5,730,000	0	5,730,000

				5,730,000	5,129	5,735,129

Telecommunication Services—3.4%
Diversified Telecommunication Services—3.3%
AT&T, Inc.[2]	672,500	0	672,500	19,166,250	0	19,166,250
Consolidated Communications Holdings, Inc.[2]	657,500	0	657,500	12,176,900	0	12,176,900
Frontier Communications Corp.	475,000	0	475,000	4,170,500	0	4,170,500

	Oppenheimer			Oppenheimer
	Equity	Oppenheimer		Equity	Oppenheimer
	Income	Balanced	Combined	Income	Balanced	Combined
	Fund, Inc.	Fund	Pro Forma	Fund, Inc.	Fund	Pro Forma
	Shares	Shares	Shares	Value	Value	Value

Qwest Communications International, Inc.[2]	2,375,000	0	2,375,000	15,675,000	0	15,675,000
Windstream Corp.[2]	455,000	0	455,000	5,760,300	0	5,760,300

				56,948,950	0	56,948,950

Wireless Telecommunication Services—0.1%
Vodafone Group plc, Sponsored ADR	43,500	0	43,500	1,196,685	0	1,196,685

Utilities—2.9%
Electric Utilities—2.9%
Allegheny Energy, Inc.	655,000	0	655,000	15,196,000	0	15,196,000
Edison International, Inc.	450,000	88,000	538,000	16,605,000	3,247,200	19,852,200
Entergy Corp.[2]	153,750	0	153,750	11,458,988	0	11,458,988
FirstEnergy Corp.	77,500	0	77,500	2,814,800	0	2,814,800

				46,074,788	3,247,200	49,321,988

Total Common Stocks (Cost $835,446,470, Cost $248,339,519, Combined $1,083,785,989)				898,927,078	266,236,207	1,165,163,285

Preferred Stocks—2.8%
Apache Corp., 6% Cv., Series D, Non-Vtg.[1]	52,500	0	52,500	3,055,500	0	3,055,500
Citigroup, Inc., 7.50% Cv.	130,000	0	130,000	16,060,200	0	16,060,200
Hartford Financial Services, 7.25% Cv., Series F, Non-Vtg.[1]	105,000	0	105,000	2,577,750	0	2,577,750
Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.	8,000	0	8,000	7,000,000	0	7,000,000
Mylan, Inc.6.50% Cv., Non-Vtg.	0	11,000	11,000		13,085,710	13,085,710
Synovus Financial Corp., 8.25% Cv.	285,000	0	285,000	6,198,750	0	6,198,750

Total Preferred Stocks (Cost $30,490,316, Cost $7,525,734, Combined $38,016,050)				34,892,200	13,085,710	47,977,910

	Principal	Principal	Principal
	Amount	Amount	Amount

Asset-Backed Securities—1.3%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	$0	$535,000	$535,000	0	536,495	536,495
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.006%, 1/15/15[3,4]	0	540,000	540,000	0	550,934	550,934
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[4]	0	450,000	450,000	0	464,889	464,889
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	0	193,180	193,180	0	193,303	193,303
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	0	225,000	225,000	0	225,827	225,827
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.216%, 5/25/34[3]	0	707,799	707,799	0	622,850	622,850
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	0	380,000	380,000	0	381,076	381,076
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	0	565,000	565,000	0	568,095	568,095
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.555%, 2/28/41[3]	0	637,163	637,163	0	522,968	522,968
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	0	287,938	287,938	0	289,888	289,888
CNH Equipment Trust, Asset-Backed Certificates, Series 2010-A, Cl. A2, 0.81%, 3/25/15	0	680,000	680,000	0	680,864	680,864
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47[3]	0	920,000	920,000	0	813,829	813,829
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	0	600,000	600,000	0	612,032	612,032
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[4]	0	162,297	162,297	0	172,524	172,524
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[4]	0	511,073	511,073	0	512,306	512,306
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	0	310,000	310,000	0	328,999	328,999
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A8, Cl. A8, 2.356%, 5/16/16[3,4]	0	750,000	750,000	0	760,188	760,188
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.996%, 2/25/33[3]	0	24,372	24,372	0	22,032	22,032
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[3]	0	1,348,458	1,348,458	0	1,093,799	1,093,799
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[3]	0	280,055	280,055	0	226,842	226,842
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[4]	0	343,550	343,550	0	345,311	345,311
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	0	630,000	630,000	0	648,326	648,326
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	0	530,000	530,000	0	541,482	541,482
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36[3]	0	276,685	276,685	0	271,110	271,110
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 6/25/36[3]	0	130,834	130,834	0	123,525	123,525
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[4]	0	374,251	374,251	0	374,870	374,870

	Principal	Principal	Principal
	Amount	Amount	Amount

Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[4]	0	560,000	560,000	0	559,989	559,989
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-E, Cl. A2, 0.80%, 3/15/12	0	814,733	814,733	0	815,333	815,333
Series 2010-A, Cl. A4, 2.15%, 6/15/15	0	785,000	785,000	0	811,385	811,385
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.806%, 9/15/14[3]	0	550,000	550,000	0	559,128	559,128
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%, 12/15/14[3,4]	0	560,000	560,000	0	571,469	571,469
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	0	255,000	255,000	0	266,285	266,285
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.516%, 1/20/35[3]	0	422,497	422,497	0	405,490	405,490
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.366%, 3/20/36[3]	0	159,010	159,010	0	158,269	158,269
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	0	292,381	292,381	0	292,764	292,764
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[4]	0	540,000	540,000	0	552,279	552,279
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	0	107,353	107,353	0	107,424	107,424
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.606%, 3/15/16[3]	0	575,000	575,000	0	566,262	566,262
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.316%, 12/15/13[3]	0	409,235	409,235	0	407,988	407,988
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.506%, 6/15/13[3,4]	0	1,020,000	1,020,000	0	1,016,888	1,016,888
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.906%, 1/26/15[3,4]	0	900,000	900,000	0	902,550	902,550
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.406%, 1/15/15[3,4]	0	540,000	540,000	0	546,913	546,913
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.356%, 9/25/36[3]	0	268,048	268,048	0	266,152	266,152
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	0	515,000	515,000	0	515,728	515,728
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13[5]	0	495,000	495,000	0	495,495	495,495
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	0	545,000	545,000	0	563,120	563,120

Total Asset-Backed Securities (Cost $—, Cost $22,734,882, Combined $22,734,882)				0	22,265,275	22,265,275

Mortgage-Backed Obligations—8.9%
Government Agency—7.2%
FHLMC/FNMA/FHLB/Sponsored—6.3%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18	0	101,198	101,198	0	107,907	107,907
5%, 8/15/33	0	301,890	301,890	0	322,752	322,752
5.50%, 9/1/39[6]	0	1,976,089	1,976,089	0	2,118,297	2,118,297
6%, 7/15/24	0	113,097	113,097	0	124,386	124,386
7%, 10/1/37	0	2,038,301	2,038,301	0	2,275,287	2,275,287
8%, 4/1/16	0	20,101	20,101	0	22,019	22,019
9%, 8/1/22-5/1/25	0	6,763	6,763	0	7,542	7,542
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	0	19,544	19,544	0	23,881	23,881
Series 2006-11, Cl. PS, 23.627%, 3/25/36[3]	0	475,947	475,947	0	687,493	687,493
Series 2034, Cl. Z, 6.50%, 2/15/28	0	207,996	207,996	0	231,277	231,277
Series 2053, Cl. Z, 6.50%, 4/15/28	0	206,917	206,917	0	232,085	232,085
Series 2426, Cl. BG, 6%, 3/15/17	0	1,018,625	1,018,625	0	1,104,862	1,104,862
Series 2427, Cl. ZM, 6.50%, 3/15/32	0	1,108,808	1,108,808	0	1,225,973	1,225,973
Series 2626, Cl. TB, 5%, 6/1/33	0	1,246,911	1,246,911	0	1,378,458	1,378,458
Series 2638, Cl. KG, 4%, 11/1/27	0	1,626,860	1,626,860	0	1,644,928	1,644,928
Series 2648, Cl. JE, 3%, 2/1/30	0	641,163	641,163	0	644,979	644,979
Series 2663, Cl. BA, 4%, 8/1/16	0	1,037,191	1,037,191	0	1,056,127	1,056,127
Series 2676, Cl. KB, 5%, 2/1/20	0	312,571	312,571	0	316,404	316,404
Series 2686, Cl. CD, 4.50%, 2/1/17	0	616,778	616,778	0	628,336	628,336
Series 2907, Cl. GC, 5%, 6/1/27	0	270,489	270,489	0	276,683	276,683
Series 2911, Cl. CU, 5%, 2/1/28	0	700,807	700,807	0	715,035	715,035
Series 2929, Cl. PC, 5%, 1/1/28	0	269,366	269,366	0	274,044	274,044
Series 2952, Cl. GJ, 4.50%, 12/1/28	0	188,393	188,393	0	190,560	190,560
Series 3019, Cl. MD, 4.75%, 1/1/31	0	724,045	724,045	0	744,629	744,629
Series 3025, Cl. SJ, 23.81%, 8/15/35[3]	0	95,985	95,985	0	130,901	130,901
Series 3242, Cl. QA, 5.50%, 3/1/30	0	394,050	394,050	0	403,679	403,679
Series 3291, Cl. NA, 5.50%, 10/1/27	0	378,268	378,268	0	382,249	382,249
Series 3306, Cl. PA, 5.50%, 10/1/27	0	308,695	308,695	0	312,066	312,066
Series R001, Cl. AE, 4.375%, 4/1/15	0	183,287	183,287	0	186,387	186,387

	Principal	Principal	Principal
	Amount	Amount	Amount

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.432%, 4/1/27[7]	0	296,978	296,978	0	54,236	54,236
Series 192, Cl. IO, 7.268%, 2/1/28[7]	0	90,736	90,736	0	15,089	15,089
Series 2130, Cl. SC, 48.252%, 3/15/29[7]	0	238,547	238,547	0	40,209	40,209
Series 224, Cl. IO, 0%, 3/1/33[7,8]	0	539,443	539,443	0	85,399	85,399
Series 243, Cl. 6, 1.787%, 12/15/32[7]	0	366,527	366,527	0	54,682	54,682
Series 2527, Cl. SG, 20.969%, 2/15/32[7]	0	145,431	145,431	0	6,326	6,326
Series 2531, Cl. ST, 32.759%, 2/15/30[7]	0	205,795	205,795	0	11,450	11,450
Series 2639, Cl. SA, 12.957%, 7/15/22[7]	0	853,600	853,600	0	87,447	87,447
Series 2796, Cl. SD, 65.299%, 7/15/26[7]	0	363,781	363,781	0	61,723	61,723
Series 2802, Cl. AS, 99.999%, 4/15/33[7]	0	426,316	426,316	0	39,257	39,257
Series 2920, Cl. S, 65.351%, 1/15/35[7]	0	1,950,290	1,950,290	0	291,920	291,920
Series 3110, Cl. SL, 99.999%, 2/15/26[7]	0	330,124	330,124	0	42,523	42,523
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.51%, 6/1/26[9]	0	79,826	79,826	0	71,063	71,063
Federal National Mortgage Assn.:
4%, 11/1/40[5]	0	8,070,000	8,070,000	0	8,322,188	8,322,188
4.50%, 11/1/25-11/1/40[5]	0	4,558,000	4,558,000	0	4,811,000	4,811,000
5%, 11/1/25-11/1/40[5]	0	16,657,000	16,657,000	0	17,712,062	17,712,062
5.50%, 11/1/25-11/1/40[5]	0	11,553,000	11,553,000	0	12,413,106	12,413,106
6%, 11/1/25-12/1/40[5]	0	11,067,000	11,067,000	0	11,992,041	11,992,041
6%, 9/25/19-3/1/37	0	7,781,423	7,781,423	0	8,562,633	8,562,633
6.50%, 11/1/35[5]	0	3,949,000	3,949,000	0	4,358,093	4,358,093
7%, 11/1/17	0	380,388	380,388	0	405,563	405,563
7.50%, 1/1/33	0	259,369	259,369	0	298,594	298,594
8.50%, 7/1/32	0	9,616	9,616	0	10,972	10,972
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	0	107,151	107,151	0	122,478	122,478
Trust 1998-61, Cl. PL, 6%, 11/25/28	0	336,741	336,741	0	376,887	376,887
Trust 2001-44, Cl. QC, 6%, 9/25/16	0	789,572	789,572	0	855,649	855,649
Trust 2003-130, Cl. CS, 13.588%, 12/25/33[3]	0	625,907	625,907	0	735,000	735,000
Trust 2004-101, Cl. BG, 5%, 1/25/20	0	2,400,000	2,400,000	0	2,588,165	2,588,165
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	0	923,349	923,349	0	940,927	940,927
Trust 2004-9, Cl. AB, 4%, 7/1/17	0	182,915	182,915	0	187,543	187,543
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	0	1,550,000	1,550,000	0	1,767,031	1,767,031
Trust 2005-12, Cl. JC, 5%, 6/1/28	0	656,533	656,533	0	674,585	674,585
Trust 2005-22, Cl. EC, 5%, 10/1/28	0	283,874	283,874	0	291,804	291,804
Trust 2005-30, Cl. CU, 5%, 4/1/29	0	313,596	313,596	0	323,468	323,468
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	0	1,056,397	1,056,397	0	1,114,305	1,114,305
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	0	160,000	160,000	0	175,898	175,898
Trust 2006-46, Cl. SW, 23.26%, 6/25/36[3]	0	378,927	378,927	0	524,051	524,051
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	0	363,731	363,731	0	368,935	368,935
Trust 2009-37, Cl. HA, 4%, 4/1/19	0	1,576,684	1,576,684	0	1,675,202	1,675,202
Trust 2009-70, Cl. PA, 5%, 8/1/35	0	1,599,198	1,599,198	0	1,697,011	1,697,011
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 37.924%, 12/18/31[7]	0	11,046	11,046	0	2,184	2,184
Trust 2001-65, Cl. S, 42.145%, 11/25/31[7]	0	840,704	840,704	0	152,496	152,496
Trust 2001-68, Cl. SC, 42.716%, 11/25/31[7]	0	7,548	7,548	0	1,448	1,448
Trust 2001-81, Cl. S, 32.691%, 1/25/32[7]	0	190,754	190,754	0	35,778	35,778
Trust 2002-38, Cl. SO, 53.174%, 4/25/32[7]	0	346,557	346,557	0	57,665	57,665
Trust 2002-47, Cl. NS, 30.463%, 4/25/32[7]	0	385,854	385,854	0	73,267	73,267
Trust 2002-51, Cl. S, 30.762%, 8/25/32[7]	0	354,300	354,300	0	62,416	62,416
Trust 2002-52, Cl. SD, 37.856%, 9/25/32[7]	0	426,869	426,869	0	77,735	77,735
Trust 2002-7, Cl. SK, 41.099%, 1/25/32[7]	0	14,476	14,476	0	2,206	2,206
Trust 2002-77, Cl. BS, 35.684%, 12/18/32[7]	0	27,478	27,478	0	4,006	4,006
Trust 2002-77, Cl. IS, 46.515%, 12/18/32[7]	0	590,431	590,431	0	112,067	112,067
Trust 2002-77, Cl. SH, 42.314%, 12/18/32[7]	0	268,868	268,868	0	49,419	49,419
Trust 2002-9, Cl. MS, 31.001%, 3/25/32[7]	0	265,492	265,492	0	47,968	47,968
Trust 2002-90, Cl. SN, 42.531%, 8/25/32[7]	0	22,894	22,894	0	2,868	2,868
Trust 2002-90, Cl. SY, 46.268%, 9/25/32[7]	0	11,248	11,248	0	1,619	1,619
Trust 2003-33, Cl. SP, 51.161%, 5/25/33[7]	0	918,425	918,425	0	151,713	151,713
Trust 2003-4, Cl. S, 39.467%, 2/25/33[7]	0	479,992	479,992	0	85,241	85,241
Trust 2003-46, Cl. IH, 0%, 6/1/23[7,8]	0	3,097,081	3,097,081	0	391,155	391,155
Trust 2003-89, Cl. XS, 43.957%, 11/25/32[7]	0	406,118	406,118	0	29,802	29,802
Trust 2004-54, Cl. DS, 47.717%, 11/25/30[7]	0	385,424	385,424	0	60,212	60,212
Trust 2004-56, Cl. SE, 12.683%, 10/25/33[7]	0	3,149,924	3,149,924	0	409,842	409,842
Trust 2005-14, Cl. SE, 35.883%, 3/25/35[7]	0	490,311	490,311	0	73,880	73,880
Trust 2005-40, Cl. SA, 61.126%, 5/25/35[7]	0	1,100,116	1,100,116	0	172,203	172,203
Trust 2005-71, Cl. SA, 67.176%, 8/25/25[7]	0	1,207,679	1,207,679	0	193,736	193,736
Trust 2005-93, Cl. SI, 11.178%, 10/25/35[7]	0	320,359	320,359	0	44,435	44,435
Trust 2006-60, Cl. DI, 34.138%, 4/25/35[7]	0	322,832	322,832	0	52,154	52,154
Trust 2007-88, Cl. XI, 15.947%, 6/25/37[7]	0	5,944,732	5,944,732	0	804,139	804,139
Trust 2008-67, Cl. KS, 32.241%, 8/25/34[7]	0	1,289,360	1,289,360	0	84,906	84,906
Trust 214, Cl. 2, 32.602%, 3/1/23[7]	0	497,810	497,810	0	106,045	106,045
Trust 222, Cl. 2, 17.194%, 6/1/23[7]	0	656,028	656,028	0	117,010	117,010
Trust 247, Cl. 2, 31.279%, 10/1/23[7]	0	142,911	142,911	0	32,360	32,360
Trust 252, Cl. 2, 29.201%, 11/1/23[7]	0	521,392	521,392	0	107,769	107,769
Trust 319, Cl. 2, 1.238%, 2/1/32[7]	0	190,311	190,311	0	33,825	33,825
Trust 320, Cl. 2, 6.134%, 4/1/32[7]	0	834,490	834,490	0	184,412	184,412
Trust 331, Cl. 9, 8.721%, 2/1/33[7]	0	64,992	64,992	0	13,516	13,516

	Principal	Principal	Principal
	Amount	Amount	Amount

Trust 334, Cl. 17, 16.174%, 2/1/33[7]	0	319,848	319,848	0	67,666	67,666
Trust 339, Cl. 12, 0%, 7/1/33[7,8]	0	674,696	674,696	0	125,370	125,370
Trust 339, Cl. 7, 0%, 7/1/33[7,8]	0	1,328,728	1,328,728	0	169,823	169,823
7Trust 343, Cl. 13, 0%, 9/1/33[7,8]	0	624,694	624,694	0	89,847	89,847
Trust 343, Cl. 18, 0%, 5/1/34[7,8]	0	102,371	102,371	0	12,770	12,770
Trust 345, Cl. 9, 0%, 1/1/34[7,8]	0	974,777	974,777	0	125,800	125,800
Trust 351, Cl. 10, 0%, 4/1/34[7,8]	0	171,862	171,862	0	31,067	31,067
Trust 351, Cl. 8, 0%, 4/1/34[7,8]	0	349,062	349,062	0	48,019	48,019
Trust 356, Cl. 10, 0%, 6/1/35[7,8]	0	294,995	294,995	0	38,288	38,288
Trust 356, Cl. 12, 0%, 2/1/35[7,8]	0	148,376	148,376	0	24,802	24,802
Trust 362, Cl. 13, 0%, 8/1/35[7,8]	0	1,623,835	1,623,835	0	265,788	265,788
Trust 364, Cl. 16, 0%, 9/1/35[7,8]	0	696,233	696,233	0	104,282	104,282
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.19%, 9/25/23[9]	0	249,780	249,780	0	212,985	212,985

				0	107,083,745	107,083,745

GNMA/Guaranteed—0.9%
Government National Mortgage Assn.:
3.375%, 4/8/26[3]	0	14,350	14,350	0	14,841	14,841
4.50%, 11/1/40	0	13,060,000	13,060,000	0	13,855,850	13,855,850
7%, 1/29/24-4/29/26	0	113,143	113,143	0	130,829	130,829
7.50%, 5/29/27	0	486,651	486,651	0	564,575	564,575
8%, 5/30/17	0	17,444	17,444	0	19,706	19,706
8.50%, 8/1/17-12/15/17	0	9,651	9,651	0	10,811	10,811
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 85.443%, 1/16/27[7]	0	514,959	514,959	0	90,968	90,968
Series 2002-15, Cl. SM, 73.197%, 2/16/32[7]	0	407,664	407,664	0	75,632	75,632
Series 2002-76, Cl. SY, 77.975%, 12/16/26[7]	0	1,070,017	1,070,017	0	194,815	194,815
Series 2004-11, Cl. SM, 64.685%, 1/17/30[7]	0	357,679	357,679	0	69,905	69,905

				0	15,027,932	15,027,932

Non-Agency—1.7%
Commercial—1.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	0	925,000	925,000	0	934,847	934,847
Series 2007-1, Cl. A4, 5.451%, 1/1/49	0	790,000	790,000	0	835,121	835,121
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	0	980,000	980,000	0	943,030	943,030
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.293%, 12/1/49[3]	0	1,700,000	1,700,000	0	1,655,227	1,655,227
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	0	655,000	655,000	0	684,478	684,478
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	0	579,900	579,900	0	339,052	339,052
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[4]	0	655,000	655,000	0	670,391	670,391
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.82%, 9/1/20[4,7]	0	10,480,000	10,480,000	0	982,500	982,500
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	0	553,360	553,360	0	554,773	554,773
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	0	576,001	576,001	0	417,083	417,083
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	0	147,359	147,359	0	148,799	148,799
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[4]	0	350,000	350,000	0	352,233	352,233
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	0	575,000	575,000	0	622,188	622,188
IndyMac INDX Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.261%, 11/1/35[3]	0	879,716	879,716	0	696,885	696,885
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LD11, Cl. A2, 5.986%, 6/15/49[3]	0	715,000	715,000	0	749,166	749,166
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	0	850,000	850,000	0	888,114	888,114
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	0	230,000	230,000	0	235,499	235,499
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[10]	0	325,000	325,000	0	323,733	323,733
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	0	230,000	230,000	0	241,241	241,241
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[4]	0	780,000	780,000	0	789,246	789,246
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.062%, 4/1/45[3]	0	1,180,000	1,180,000	0	1,176,720	1,176,720
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	0	867,590	867,590	0	674,518	674,518
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	0	1,095,000	1,095,000	0	1,070,540	1,070,540
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 2.834%, 4/1/34[3]	0	505,184	505,184	0	512,255	512,255

	Principal	Principal	Principal
	Amount	Amount	Amount

Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	0	926,334	926,334	0	924,962	924,962
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.752%, 6/1/35	0	710,075	710,075	0	638,257	638,257
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.751%, 12/1/35[3]	0	468,664	468,664	0	397,729	397,729
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series2007-C34, Cl. A3, 5.678%, 5/1/46	0	585,000	585,000	0	617,232	617,232
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[4,5]	0	430,000	430,000	0	442,887	442,887
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-A R8, Cl. A1, 6.149%, 11/1/37[3]	0	619,691	619,691	0	516,202	516,202

				0	20,034,908	20,034,908

Multifamily—0.1%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	0	730,000	730,000	0	757,092	757,092
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-A R6, Cl. 3A1, 3.876%, 3/25/36[3]	0	1,388,408	1,388,408	0	1,254,898	1,254,898

				0	2,011,990	2,011,990

Other—0.0%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	0	710,000	710,000	0	760,236	760,236

Residential—0.4%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.87%, 6/1/34[3]	0	434,336	434,336	0	398,884	398,884
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	0	680,556	680,556	0	623,774	623,774
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	0	1,988,532	1,988,532	0	1,595,302	1,595,302
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	0	654,238	654,238	0	630,839	630,839
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	0	610,340	610,340	0	563,732	563,732
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	0	287,426	287,426	0	290,561	290,561
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	0	55,047	55,047	0	33,711	33,711
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 2.602%, 5/1/34[3]	0	803,012	803,012	0	771,927	771,927
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.772%, 5/1/37[3]	0	555,682	555,682	0	515,187	515,187
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.642%, 7/1/37[3]	0	720,483	720,483	0	492,220	492,220
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	0	484,832	484,832	0	422,668	422,668
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.872%, 9/1/34[3]	0	222,838	222,838	0	217,027	217,027
				0	6,555,832	6,555,832
Total Mortgage-Backed Obligations (Cost $—, Cost $147,897,813, Combined $147,897,813)				0	151,474,643	151,474,643

U.S. Government Obligations—0.2%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	0	705,000	705,000	0	756,667	756,667
5%, 2/16/17	0	240,000	240,000	0	283,965	283,965
5.25%, 4/18/16	0	425,000	425,000	0	506,694	506,694
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	0	635,000	635,000	0	641,819	641,819
4.875%, 12/15/16	0	200,000	200,000	0	235,346	235,346
5%, 3/15/16	0	270,000	270,000	0	317,536	317,536

Total U.S. Government Obligations (Cost $—, Cost $2,594,548, Combined $2,594,548)				0	2,742,027	2,742,027

Convertible Corporate Bonds and Notes—8.2%
Consumer Discretionary—0.2%
Media—0.2%
Liberty Media Corp., 3.50% Exchangeable Sr. Unsec. Debs., 1/15/31 (exchangeable for Motorola, Inc., common stock or cash based on the value of that stock)	6,622,900	0	6,622,900	3,626,038	0	3,626,038

Consumer Staples—0.9%
Food & Staples Retailing—0.9%
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts., 5/15/15	17,089,000	0	17,089,000	16,149,105	0	16,149,105

	Principal	Principal	Principal
	Amount	Amount	Amount

Financials—3.4%
Insurance—0.9%
CNO Financial Group, Inc., 7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16[4]	1,853,000	0	1,853,000	2,341,729	0	2,341,729
Conseco, Inc.:
7% Cv. Sr. Unsec. Unsub. Nts., 12/30/16[4]	10,352,000	0	10,352,000	13,069,400	0	13,069,400
7% Cv. Sr. Unsec. Unsub. Nts., Series 2, 12/30/16[4]	542,000	0	542,000	684,953	0	684,953

				16,096,082	0	16,096,082

Real Estate Management & Development—0.4%
Forest City Enterprises, Inc., 5% Cv. Sr. Unsec. Nts., 10/15/16	5,250,000	0	5,250,000	6,792,188	0	6,792,188

Thrifts & Mortgage Finance—2.1%
MGIC Investment Corp., 9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[4]	12,000,000	0	12,000,000	12,600,000	0	12,600,000
PMI Group, Inc. (The), 4.50% Cv. Sr. Nts., 4/15/20	12,000,000	0	12,000,000	22,935,000	0	22,935,000

				35,535,000	0	35,535,000

Industrials—4.1%
Airlines—1.7%
AMR Corp., 6.25% Cv. Sr. Unsec. Nts., 10/15/14	18,250,000	0	18,250,000	20,873,438	0	20,873,438
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	4,250,000	0	4,250,000	7,363,125	0	7,363,125

				28,236,563	0	28,236,563

Electrical Equipment—1.1%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[3]	17,500,000	0	17,500,000	18,156,250	0	18,156,250

Industrial Conglomerates—0.6%
Textron, Inc., 4.50% Cv. Sr. Unsec. Nts., 5/1/13	5,750,000	0	5,750,000	9,969,063	0	9,969,063

Machinery—0.7%
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	9,500,000	0	9,500,000	11,459,375	0	11,459,375

Information Technology—0.4%
Communications Equipment—0.4%
Ciena Corp., 3.75% Cv. Sr. Unsec. Nts., 10/15/18[4]	6,750,000	0	6,750,000	6,513,750	0	6,513,750

Total Convertible Corporate Bonds and Notes (Cost $130,077,950, Cost $—,
Combined $130,077,950)				139,933,414	0	139,933,414

Non-Convertible Corporate Bonds and Notes—4.4%
Consumer Discretionary—0.8%
Auto Components—0.1%
BorgWarner, Inc., 4.625% Sr. Unsec. Unsub. Nts., 9/15/20	0	983,000	983,000	0	1,028,149	1,028,149

Automobiles—0.0%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	0	520,000	520,000	0	599,429	599,429

Diversified Consumer Services—0.0%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	0	530,000	530,000	0	560,475	560,475

Hotels, Restaurants & Leisure—0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[4]	0	780,000	780,000	0	845,017	845,017
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	0	580,000	580,000	0	659,403	659,403

				0	1,504,420	1,504,420

Household Durables—0.1%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	0	436,000	436,000	0	480,512	480,512
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12	0	410,000	410,000	0	447,540	447,540

	0			0	928,052	928,052

Leisure Equipment & Products—0.1%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	0	490,000	490,000	0	530,638	530,638
6.125% Sr. Unsec. Nts., 6/15/11	0	505,000	505,000	0	519,841	519,841

				0	1,050,479	1,050,479

Media—0.3%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	0	495,000	495,000	0	642,340	642,340
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	0	317,000	317,000	0	451,162	451,162
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	0	935,000	935,000	0	1,048,395	1,048,395
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	0	437,000	437,000	0	481,246	481,246
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	0	424,000	424,000	0	470,919	470,919
Interpublic Group of Cos., Inc. (The), 10% Sr. Unsec. Nts., 7/15/17	0	345,000	345,000	0	410,550	410,550
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	0	487,000	487,000	0	564,920	564,920
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	0	279,000	279,000	0	353,647	353,647
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	0	296,000	296,000	0	350,644	350,644
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	0	535,000	535,000	0	576,463	576,463

				0	5,350,286	5,350,286

Specialty Retail—0.1%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	0	544,000	544,000	0	601,120	601,120
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	0	770,000	770,000	0	791,330	791,330

				0	1,392,450	1,392,450

Consumer Staples—0.2%
Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[4]	0	770,000	770,000	0	997,319	997,319
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	0	495,000	495,000	0	559,969	559,969

				0	1,557,288	1,557,288

Food & Staples Retailing—0.0%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40[4]	0	339,000	339,000	0	333,492	333,492

	Principal	Principal	Principal
	Amount	Amount	Amount

Food Products—0.0%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	0	63,000	63,000	0	67,695	67,695
8.50% Sr. Unsec. Nts., 6/15/19	0	365,000	365,000	0	446,269	446,269

				0	513,964	513,964

Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	0	395,000	395,000	0	545,695	545,695
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	0	320,000	320,000	0	343,024	343,024

				0	888,719	888,719

Energy—0.4%
Energy Equipment & Services—0.1%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	0	904,000	904,000	0	946,049	946,049
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	0	340,000	340,000	0	352,324	352,324

				0	1,298,373	1,298,373

Oil, Gas & Consumable Fuels—0.3%
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	0	375,000	375,000	0	436,008	436,008
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	0	430,000	430,000	0	436,827	436,827
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	0	980,000	980,000	0	1,075,630	1,075,630
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	0	235,000	235,000	0	257,768	257,768
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11	0	226,000	226,000	0	230,888	230,888
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	0	305,000	305,000	0	338,469	338,469
Rockies Express Pipeline LLC, 5.625% Sr. Unsec. Unsub. Nts., 4/15/20[4]	0	365,000	365,000	0	370,060	370,060
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	0	510,000	510,000	0	589,050	589,050
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	0	476,000	476,000	0	568,327	568,327
Woodside Finance Ltd., 4.50% Nts., 11/10/14[4]	0	770,000	770,000	0	830,835	830,835

				0	5,133,862	5,133,862

Financials—1.7%
Capital Markets—0.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[4]	0	780,000	780,000	0	823,986	823,986
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	0	570,000	570,000	0	604,215	604,215
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	0	570,000	570,000	0	547,207	547,207
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[4]	0	865,000	865,000	0	875,932	875,932
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[4]	0	218,000	218,000	0	227,299	227,299
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	0	1,275,000	1,275,000	0	1,359,400	1,359,400
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	0	525,000	525,000	0	539,980	539,980
UBS AG StamfordCT, 2.25% Sr. Unsec. Nts., 8/12/13	0	533,000	533,000	0	544,926	544,926

				0	5,522,945	5,522,945

Commercial Banks—0.4%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[4]	0	510,000	510,000	0	521,083	521,083
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[4,11]	0	560,000	560,000	0	540,400	540,400
Barclays Bank plc, 6.278% Perpetual Bonds[11]	0	1,160,000	1,160,000	0	1,052,700	1,052,700
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	0	1,370,000	1,370,000	0	1,322,050	1,322,050
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[4]	0	535,000	535,000	0	559,226	559,226
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec. Unsub. Nts., 8/24/20	0	515,000	515,000	0	543,064	543,064
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	0	500,000	500,000	0	517,993	517,993
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	0	1,096,000	1,096,000	0	1,156,280	1,156,280

				0	6,212,796	6,212,796

Consumer Finance—0.1%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	0	450,000	450,000	0	484,282	484,282
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[3]	0	845,000	845,000	0	855,563	855,563
Discover Bank, 7% Sub. Nts., 4/15/20	0	518,000	518,000	0	572,714	572,714

				0	1,912,559	1,912,559

Diversified Financial Services—0.3%
Bank of America Corp., 8% Unsec. Perpetual Bonds, Series K11	0	533,000	533,000	0	538,619	538,619
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	0	1,319,000	1,319,000	0	1,390,850	1,390,850
6.01% Sr. Unsec. Nts., 1/15/15	0	529,000	529,000	0	586,847	586,847
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[11]	0	585,000	585,000	0	542,588	542,588
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[11]	0	1,515,000	1,515,000	0	1,620,464	1,620,464
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	0	883,000	883,000	0	967,906	967,906

				0	5,647,274	5,647,274

Insurance—0.5%
American International Group, Inc., 5.85% Sr. Unsec. Nts., Series G, 1/16/18	0	1,015,000	1,015,000	0	1,078,438	1,078,438
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	0	400,000	400,000	0	426,389	426,389
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	0	900,000	900,000	0	1,029,480	1,029,480
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[4]	0	490,000	490,000	0	522,138	522,138

	Principal	Principal	Principal
	Amount	Amount	Amount

Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	0	545,000	545,000	0	564,797	564,797
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[4]	0	720,000	720,000	0	675,012	675,012
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	0	1,050,000	1,050,000	0	981,750	981,750
MetLife, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/15/12	0	145,000	145,000	0	157,017	157,017
PartnerRe Finance B LLC, 5.50% Sr. Unsec. Nts., 6/1/20	0	500,000	500,000	0	522,810	522,810
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	0	504,000	504,000	0	524,216	524,216
Swiss Re Capital I LP, 6.854% Perpetual Bonds[4,11]	0	1,010,000	1,010,000	0	1,007,738	1,007,738
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[4]	0	604,000	604,000	0	578,071	578,071

				0	8,067,856	8,067,856

Real Estate Investment Trusts—0.1%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	0	225,000	225,000	0	234,960	234,960
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	0	277,000	277,000	0	287,593	287,593
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	0	540,000	540,000	0	550,423	550,423
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	0	208,000	208,000	0	214,872	214,872
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	0	514,000	514,000	0	532,010	532,010
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[4]	0	241,000	241,000	0	257,152	257,152

				0	2,077,010	2,077,010

Health Care—0.3%
Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts., 7/15/20	0	927,000	927,000	0	995,858	995,858

Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	0	540,000	540,000	0	539,578	539,578
Genzyme Corp., 5% Sr. Unsec. Nts., 6/15/20	0	513,000	513,000	0	567,189	567,189

				0	1,106,767	1,106,767

Health Care Providers & Services—0.1%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	0	505,000	505,000	0	570,650	570,650
Quest Diagnostic, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	0	580,000	580,000	0	560,449	560,449
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	0	485,000	485,000	0	489,129	489,129

				0	1,620,228	1,620,228

Pharmaceuticals—0.0%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	0	425,000	425,000	0	425,889	425,889

Industrials—0.2%
Aerospace & Defense—0.0%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	0	526,000	526,000	0	548,355	548,355
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	0	254,000	254,000	0	285,115	285,115

				0	833,470	833,470

Commercial Services & Supplies—0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	0	180,000	180,000	0	218,527	218,527
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	0	525,000	525,000	0	573,563	573,563
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	0	515,000	515,000	0	527,254	527,254
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	0	445,000	445,000	0	464,313	464,313

				0	1,783,657	1,783,657

Road & Rail—0.0%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	0	555,000	555,000	0	551,341	551,341

Industrial Conglomerates—0.1%
General Electric Capital Corp., 4.25% Sr. Unsec. Nts., Series A, 6/15/12	0	495,000	495,000	0	518,515	518,515
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	0	436,000	436,000	0	542,724	542,724

				0	1,061,239	1,061,239

Machinery—0.0%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	0	585,000	585,000	0	652,275	652,275

Information Technology—0.0%
Communications Equipment—0.0%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	0	490,000	490,000	0	518,729	518,729

Software—0.0%
Oracle Corp., 5.375% Sr. Bonds, 7/15/40[4]	0	535,000	535,000	0	561,987	561,987

Materials—0.3%
Chemicals—0.1%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	0	456,000	456,000	0	463,144	463,144
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	0	485,000	485,000	0	561,388	561,388
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	0	531,000	531,000	0	606,668	606,668

				0	1,631,200	1,631,200

Containers & Packaging—0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	0	555,000	555,000	0	607,725	607,725
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	0	484,000	484,000	0	532,326	532,326
Sonoco Products Co., 5.75% Sr. Unsec. Unsub. Nts., 11/1/40[5]	0	270,000	270,000	0	272,511	272,511
				0	1,412,562	1,412,562
Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	0	759,000	759,000	0	859,700	859,700
Vale Inco Ltd.5.70% Sr. Unsec. Unsub. Nts., 10/15/15	0	31,000	31,000	0	34,260	34,260
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	0	170,000	170,000	0	185,435	185,435
6% Sr. Unsec. Unsub. Nts., 10/15/15	0	296,000	296,000	0	331,858	331,858

	Principal	Principal	Principal
	Amount	Amount	Amount

Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[4]	0	78,000	78,000	0	87,793	87,793

				0	1,499,046	1,499,046

Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	0	485,000	485,000	0	535,851	535,851
British Telecommunications plc, 9.875% Bonds, 12/15/30	0	325,000	325,000	0	453,224	453,224
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	0	505,000	505,000	0	555,143	555,143
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	0	527,000	527,000	0	603,415	603,415
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	0	480,000	480,000	0	555,600	555,600
Telus Corp., 8% Nts., 6/1/11	0	224,000	224,000	0	233,225	233,225
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	0	318,000	318,000	0	362,199	362,199
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	0	610,000	610,000	0	651,175	651,175

				0	3,949,832	3,949,832

Wireless Telecommunication Services—0.0%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	0	370,000	370,000	0	435,675	435,675

Utilities—0.3%
Electric Utilities—0.2%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[4]	0	465,000	465,000	0	502,590	502,590
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	0	317,000	317,000	0	320,248	320,248
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	0	350,000	350,000	0	353,065	353,065
Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12	0	525,000	525,000	0	568,413	568,413
Oncor Electric Delivery Co., 5.25% Sr. Sec. Bonds, 9/30/40[4]	0	420,000	420,000	0	410,195	410,195
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[4]	0	540,000	540,000	0	707,895	707,895

				0	2,862,406	2,862,406

Gas Utilities—0.0%
AmeriGas Partners LP, 7.25% Sr. Unsec. Nts., 5/20/15	0	515,000	515,000	0	534,313	534,313

Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	0	528,000	528,000	0	564,413	564,413
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	0	655,000	655,000	0	879,270	879,270
				0	1,443,683	1,443,683

Total Non-Convertible Corporate Bonds and Notes (Cost $—, Cost $70,692,419, Combined $70,692,419)				0	75,460,035	75,460,035

	Shares	Shares	Shares

Structured Securities—2.0%
Barclays Bank plc:
Celanese Corp. Yield Enhanced Equity Linked Debt Securities	240,920	0	240,920	7,967,224	0	7,967,224
Lear Corp. Yield Enhanced Equity Linked Debt Securities	112,867	0	112,867	10,000,016	0	10,000,016
Citigroup Funding, Inc., The Mosaic Co. Equity Linked Nts.	5,000,000	0	5,000,000	5,538,538	0	5,538,538
Deutsche Bank AG London, Lear Corp. Equity Linked Nts.[4]	117,700	0	117,700	10,231,661	0	10,231,661

Total Structured Securities (Cost $31,504,538, Cost $—, Combined $31,504,538)				33,737,439	0	33,737,439

Investment Companies—8.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[12,13]	0	21,026	21,026	0	21,026	21,026
Oppenheimer Institutional Money Market Fund, Cl. E, 0.25% [12,14]	53,169,685	90,301,363	143,471,048	53,169,685	90,301,363	143,471,048

Total Investment Companies (Cost $53,169,685, Cost $90,322,389, Combined $143,492,074)				53,169,685	90,322,389	143,492,074

Total Investments, at Value (Cost $1,080,688,959, Cost $590,107,304, Combined $1,670,796,263)	100.6%	113.5%	104.7%	1,160,659,816	621,586,286	1,782,246,102

Liabilities in Excess of Other Assets	-0.6%	-13.5%	-4.7%	(6,879,751)	(73,985,508)	(80,865,259)

Pro Forma Adjustment			0.0%			396,031

Net Assets	100.0%	100.0%	100.0%	$1,153,780,065	$547,600,778	$1,701,776,874

Footnotes to Statement of Investments

*	October 29, 2010 represents the last business day of the Funds’ reporting period. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 4 of the accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Boards of Directors/Trustees. These securities amount to the following as of October 29, 2010:

		% of Net
	Market Value	Assets
Oppenheimer Equity Income Fund, Inc.	$45,441,493	3.94%
Oppenheimer Balanced Fund	$23,142,056	4.23%
Combined Pro Forma	$68,583,549	4.03%

5.	When-issued security or delayed delivery to be delivered and settled after October 29, 2010.

6.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $793,278. See Note 4 of the accompanying Notes.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $7,139,100 or 1.30% of Oppenheimer Balanced Fund’s net assets as of October 29, 2010 (0.42% of the combined funds’ net assets as of October 29, 2011).

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11

9.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $284,048 or 0.05% of Oppenheimer Balanced Fund’s net assets as of October 29, 2010 (0.02% of the combined funds’ net assets as of October 29, 2011).

10.	Restricted security. The aggregate value of restricted securities as of October 29, 2010 was $323,733, which represents 0.06% of Oppenheimer Balanced Fund’s net assets (0.02% of the combined funds’ net assets as of October 29, 2011). Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$320,938	$323,733	$2,795

11.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12.	Rate shown is the 7-day yield as of October 29, 2010.

13.	Interest rate is less than 0.0005%.

14.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 29, 2010, by virtue of the Funds owning at least 5% of the voting securities of the issuer or as a result of the Funds and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
Oppenheimer Equity Income Fund, Inc.	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	12,134,311	402,255,146	361,219,772	53,169,685

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$53,169,685	$76,905

	Shares	Gross	Gross	Shares
Oppenheimer Balanced Fund	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	81,014,486	190,204,609	180,917,732	90,301,363

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$90,301,363	$158,733

	Shares	Gross	Gross	Shares
Combined Pro Forma	October 31, 2009	Additions	Reductions	October 29, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	93,148,797	592,459,755	542,137,504	143,471,048

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$143,471,048	$235,638
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 29, 2010 based on valuation input level:

		Level 2 —
	Level 1 —	Other	Level 3 —
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
Oppenheimer Equity Income Fund, Inc.	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$85,810,745	$—	$—	$85,810,745
Consumer Staples	97,801,633	—	—	97,801,633
Energy	129,704,305	—	—	129,704,305
Financials	260,431,262	—	—	260,431,262
Health Care	86,149,825	—	—	86,149,825
Industrials	50,440,635	—	—	50,440,635
Information Technology	77,456,250	—	—	77,456,250
Materials	6,912,000	—	—	6,912,000
Telecommunication Services	58,145,635	—	—	58,145,635
Utilities	46,074,788	—	—	46,074,788
Preferred Stocks	25,314,450	9,577,750	—	34,892,200
Convertible Corporate Bonds and Notes	—	139,933,414	—	139,933,414
Structured Securities	—	33,737,439	—	33,737,439
Investment Company	53,169,685	—	—	53,169,685

Total Assets	$977,411,213	$183,248,603	—	$1,160,659,816

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(1,999,110)	—	—	$(1,999,110)
Depreciated options written, at value	(4,504,250)			(4,504,250)

Total Liabilities	$(6,503,360)	—	—	$(6,503,360)

		Level 2 —
	Level 1 —	Other	Level 3 —
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
Oppenheimer Balanced Fund	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,344,410	$—	$—	$10,344,410
Consumer Staples	29,967,451	—	—	29,967,451
Energy	24,559,800	—	—	24,559,800
Financials	29,012,190	—	—	29,012,190
Health Care	36,407,640	—	—	36,407,640

		Level 2 —
	Level 1 —	Other	Level 3 —
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
Oppenheimer Balanced Fund	Prices	Inputs	Inputs	Value

Industrials	10,042,898	—	—	10,042,898
Information Technology	97,393,638	—	—	97,393,638
Materials	25,260,980	—	—	25,260,980
Utilities	3,247,200	—	—	3,247,200
Preferred Stocks	13,085,710	—	—	13,085,710
Asset-Backed Securities	—	22,265,275	—	22,265,275
Mortgage-Backed Obligations	—	151,031,756	442,887	151,474,643
U.S. Government Obligations	—	2,742,027	—	2,742,027
Non-Convertible Corporate Bonds and Notes	—	75,460,035	—	75,460,035
Investment Company	90,322,389	—	—	90,322,389

Total Investments, at Value	369,644,306	251,499,093	442,887	621,586,286
Other Financial Instruments:
Futures margins	123,781	—	—	123,781

Total Assets	$369,768,087	$251,499,093	$442,887	$621,710,067

Liabilities Table
Other Financial Instruments:
Futures margins	$(16,336)	—	—	$(16,336)

Total Liabilities	$(16,336)	—	—	$(16,336)

		Level 2 —
	Level 1 —	Other	Level 3 —
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
Combined Pro Forma	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$96,155,155	—	—	$96,155,155
Consumer Staples	127,769,084	—	—	127,769,084
Energy	154,264,105	—	—	154,264,105
Financials	289,443,452	—	—	289,443,452
Health Care	122,557,465	—	—	122,557,465
Industrials	60,483,533	—	—	60,483,533
Information Technology	174,849,888	—	—	174,849,888
Materials	32,172,980	—	—	32,172,980
Telecommunication Services	58,145,635	—	—	58,145,635
Utilities	49,321,988	—	—	49,321,988
Preferred Stocks	38,400,160	9,577,750	—	47,977,910
Convertible Corporate Bonds and Notes	—	139,933,414	—	139,933,414
Structured Securities	—	33,737,439	—	33,737,439
Asset-Backed Securities	—	22,265,275	—	22,265,275
Mortgage-Backed Obligations	—	151,031,756	442,887	151,474,643
U.S. Government Obligations	—	2,742,027	—	2,742,027
Non-Convertible Corporate Bonds and Notes	—	75,460,035	—	75,460,035
Investment Company	143,492,074	—	—	143,492,074

Total Investments, at Value	1,347,055,519	434,747,696	442,887	1,782,246,102
Other Financial Instruments:
Futures margins	123,781	—	—	123,781

Total Assets	$1,347,179,300	$434,747,696	$442,887	$1,782,369,883

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	(1,999,110)	—	—	(1,999,110)
Depreciated options written, at value	(4,504,250)	—	—	(4,504,250)
Futures margins	(16,336)	—	—	(16,336)

Total Liabilities	(6,519,696)	—	—	(6,519,696)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			Unrealized	(Amortization)
	Value as of	Realized	Appreciation/	of Premium/	Net Purchases	Value as of
Oppenheimer Equity Income Fund, Inc.	October 29, 2009	Gain (Loss)	Depreciation	Discount[1]	(Sales)	October 29, 2010

Assets Table
Investments, at Value:
Asset-Backed Securities	$4,343,990	$1,184,090	$(1,031,307)	$(38,952)	$(4,457,821)	$—

Total Assets	$4,343,990	$1,184,090	$(1,031,307)	$(38,952)	$(4,457,821)	$—

1.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Oppenheimer Balanced Fund
Futures Contracts as of October 29, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	130	12/21/10	$17,021,875	$(200,726)
U.S. Treasury Nts., 2 yr.	Sell	71	12/31/10	15,618,891	(19,475)

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Nts., 5 yr.	Sell	10	12/31/10	1,215,781	(10,628)
U.S. Treasury Nts., 10 yr.	Buy	66	12/21/10	8,334,563	101,900
U.S. Ultra Treasury Bonds	Buy	2	12/21/10	269,688	(12,529)

					$(141,458)

Oppenheimer Equity Income Fund, Inc.
Written Options as of October 29, 2010 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Abbott Laboratories	Call	50	$52.50	11/22/10	$1,699	$(1,800)	$(101)
Archer-Daniels-Midland Co.	Call	2,250	35.00	11/22/10	109,848	(74,250)	35,598
Assurant, Inc.	Call	2,500	42.50	11/22/10	197,892	(12,500)	185,392
AT&T, Inc.	Call	395	29.00	11/22/10	25,274	(9,085)	16,189
Bank of America Corp.	Put	500	12.00	11/22/10	26,993	(37,500)	(10,507)
Bank of America Corp.	Put	500	11.00	12/20/10	32,993	(24,000)	8,993
Bank of America Corp.	Put	500	12.00	12/20/10	49,992	(48,000)	1,992
Brinker International, Inc.	Call	3,630	17.50	11/22/10	610,487	(453,750)	156,737
Ciena Corp.	Put	2,500	15.00	1/24/11	357,290	(435,000)	(77,710)
Cinemark Holdings, Inc.	Call	2,000	17.50	11/22/10	115,711	(90,000)	25,711
CONSOL Energy, Inc.	Call	750	39.00	11/22/10	105,488	(30,000)	75,488
Corning, Inc.	Call	3,075	20.00	11/22/10	69,214	(49,200)	20,014
Ensco plc, Sponsored ADR	Call	250	50.00	11/22/10	24,121	(6,250)	17,871
Entergy Corp.	Call	200	80.00	11/22/10	20,897	(1,200)	19,697
Entergy Corp.	Call	100	75.00	11/22/10	7,899	(7,000)	899
Fidelity National Financial, Inc., Cl. A	Call	1,375	15.00	11/22/10	53,633	—	53,633
Genworth Financial, Inc., Cl. A	Put	1,000	14.00	1/24/11	186,983	(282,000)	(95,017)
Genworth Financial, Inc., Cl. A	Put	3,250	17.00	12/20/10	997,687	(1,355,250)	(357,563)
Genworth Financial, Inc., Cl. A	Put	2,175	16.00	12/20/10	563,285	(1,185,375)	(622,090)
Genworth Financial, Inc., Cl. A	Put	2,000	12.00	11/22/10	113,076	(192,000)	(78,924)
Genworth Financial, Inc., Cl. A	Put	1,500	13.00	11/22/10	121,193	(267,000)	(145,807)
Genworth Financial, Inc., Cl. A	Put	1,500	11.00	12/20/10	115,918	(85,500)	30,418
Halliburton Co.	Call	1,500	36.00	12/20/10	155,932	(63,000)	92,932
Halliburton Co.	Call	150	34.00	11/22/10	11,801	(7,500)	4,301
Halliburton Co.	Put	500	30.00	11/22/10	65,767	(35,000)	30,767
Intel Corp.	Call	250	20.00	11/22/10	3,247	(12,000)	(8,753)
Johnson & Johnson	Call	250	65.00	11/22/10	9,996	(7,750)	2,246
JPMorgan Chase & Co.	Call	250	43.00	11/22/10	7,496	(500)	6,996
JPMorgan Chase & Co.	Put	500	36.00	12/20/10	59,492	(45,500)	13,992
Kellogg Co.	Put	1,750	50.00	11/22/10	195,113	(157,500)	37,613
Kraft Foods, Inc., Cl. A	Call	550	32.00	11/22/10	27,892	(38,500)	(10,608)
Linear Technology Corp.	Put	1,000	29.00	11/22/10	73,985	(5,000)	68,985
Lockheed Martin Corp.	Call	1,000	75.00	11/22/10	26,266	(15,000)	11,266
Lorillard, Inc.	Call	1,000	85.00	11/22/10	80,103	(166,000)	(85,897)
Lorillard, Inc.	Call	375	85.00	12/20/10	51,313	(72,750)	(21,437)
Merck & Co., Inc.	Call	250	38.00	11/22/10	25,134	(4,250)	20,884
Merck & Co., Inc.	Put	1,000	35.00	11/22/10	54,986	(27,000)	27,986
MetLife, Inc.	Call	250	42.00	11/22/10	12,496	(9,500)	2,996
MetLife, Inc.	Put	500	39.00	12/20/10	70,287	(75,000)	(4,713)
MetLife, Inc.	Put	500	40.00	12/20/10	114,241	(99,000)	15,241
Microsoft Corp.	Call	1,000	26.00	11/22/10	44,011	(97,000)	(52,989)
Microsoft Corp.	Put	2,000	25.00	11/22/10	154,470	(28,000)	126,470
Morgan Stanley	Put	1,250	25.00	11/22/10	113,566	(90,000)	23,566
Morgan Stanley	Put	500	26.00	11/22/10	51,752	(69,000)	(17,248)
Philip Morris International, Inc.	Call	250	60.00	11/22/10	6,497	(9,250)	(2,753)
PMI Group, Inc. (The)	Put	1,000	4.00	11/22/10	39,986	(80,000)	(40,014)
Procter & Gamble Co. (The)	Call	50	62.50	11/22/10	4,165	(7,650)	(3,485)
Time Warner Cable, Inc.	Call	50	55.00	11/22/10	14,599	(17,500)	(2,901)
Transocean Ltd.	Call	1,075	65.00	11/22/10	208,621	(197,800)	10,821
Tyco International Ltd.	Call	100	40.00	11/22/10	5,449	(3,300)	2,149
Walgreen Co.	Call	1,950	36.00	11/22/10	87,472	(19,500)	67,972
Waste Management, Inc.	Call	950	35.00	11/22/10	168,134	(76,000)	92,134
Waste Management, Inc.	Call	205	36.00	11/22/10	20,692	(7,175)	13,517
Windstream Corp.	Call	3,575	12.50	11/22/10	93,616	(103,675)	(10,059)
Wyndham Worldwide Corp.	Call	2,450	30.00	11/22/10	134,276	(110,250)	24,026
XL Group plc	Call	4,300	24.00	11/22/10	164,999	(38,700)	126,299
XL Group plc	Call	950	22.00	11/22/10	96,906	(44,650)	52,256
XL Group plc	Call	750	23.00	11/22/10	44,736	(16,500)	28,236

					$6,407,067	$(6,503,360)	$(96,293)

Pro Forma Combining Statements of Assets and Liabilities October 29, 2010 (Unaudited)
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Equity Income	Balanced	ProForma	Oppenheimer
	Fund, Inc.	Fund	Adjustments	Equity Income Fund, Inc.

ASSETS:
Investments, at value — see accompanying statement of investments:
Unaffiliated Companies (cost $1,027,519,274, $499,805,941 and $1,527,325,215, respectively)	$1,107,490,131	$531,284,923	$—	$1,638,775,054
Affiliated Companies (cost $53,169,685, $90,301,363 and $143,471,048, respectively)	53,169,685	90,301,363	—	143,471,048
Cash	817,696	396,091	—	1,213,787
Receivables and other assets:
Investments sold (including $0, $7,279,798 and $7,279,798 sold on a when-issued or delayed delivery basis, respectively)	9,164,610	8,607,609	—	17,772,219
Shares of capital stock sold	10,780,497	91,049	—	10,871,546
Interest, dividends and principal paydowns	2,996,802	2,029,379	—	5,026,181
Due from Manager	—	—	396,031 (1)	396,031
Futures margins	—	123,781	—	123,781
Other	94,985	90,476	—	185,461

Total assets	1,184,514,406	632,924,671	396,031	1,817,835,108

LIABILITIES:
Appreciated options written, at value (premiums received $3,551,393, $0 and $3,551,393, respectively)	1,999,110	—	—	1,999,110
Depreciated options written, at value (premiums received $2,855,674, $0 and $2,855,674, respectively)	4,504,250	—	—	4,504,250
Payables and other liabilities:
Investments purchased (including $0, $83,396,978 and $83,396,978 purchased on a when-issued or delayed delivery basis, respectively)	22,101,261	83,924,696	—	106,025,957
Shares of capital stock redeemed	1,446,086	780,438	—	2,226,524
Distributions and service plan fees	236,567	145,208	—	381,775
Directors’ compensation	96,595	197,458	—	294,053
Shareholder communications	102,962	83,327	—	186,289
Transfer and shareholder servicing agent fees	170,369	114,994	—	285,363
Futures margins	—	16,336	—	16,336
Other	77,141	61,436	—	138,577

Total liabilities	30,734,341	85,323,893	—	116,058,234

NET ASSETS	$1,153,780,065	$547,600,778	$396,031	$1,701,776,874

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock	$5,186	$—	$2,455	$7,641
Additional paid-in capital	1,113,920,393	676,448,601	(2,455)	1,790,366,539
Accumulated net investment income	3,019,862	958,975	396,031	4,374,868
Accumulated net realized loss from investments and foreign currency transactions	(43,039,940)	(161,157,955)	—	(204,197,895)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	79,874,564	31,351,157	—	111,225,721

NET ASSETS	$1,153,780,065	$547,600,778	$396,031	$1,701,776,874

Pro Forma Combining Statements of Assets and Liabilities October 29, 2010 (Unaudited)
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Equity Income	Balanced	ProForma	Oppenheimer
	Fund, Inc.	Fund	Adjustments	Equity Income Fund, Inc.

Net Asset Value Per Share

Outstanding Shares
Class A Shares	40,152,497	46,134,600	(26,277,594)	60,009,503
Class B Shares	3,343,882	3,241,189	(1,682,117)	4,902,954
Class C Shares	6,540,019	5,567,167	(2,880,211)	9,226,975
Class N Shares	1,827,385	1,006,609	(568,311)	2,265,683

Net Assets
Class A Shares	$918,455,982	$454,213,005	$319,904	$1,372,988,891
Class B Shares	$65,791,253	$30,674,917	$24,698	$96,490,868
Class C Shares	$128,951,048	$52,979,323	$40,718	$181,971,089
Class N Shares	$40,581,782	$9,733,533	$10,711	$50,326,026

Net Asset Value Per Share
Class A Shares	$22.87	$9.85	$0.01	$22.88	(2)
Class A Shares — Maximum offering price (net asset value plus sales charge of 5.75% of maximum offering price)	$24.27	$10.45	$0.00	$24.27	(2)
Class B Shares	$19.68	$9.46	$0.00	$19.68	(2)
Class C Shares	$19.72	$9.52	$0.00	$19.72	(2)
Class N Shares	$22.21	$9.67	$0.00	$22.21	(2)

(1)	Adjustment to reflect the management fees using Oppenheimer Equity Income Fund, Inc.’s management fee schedule.

(2)	Oppenheimer Balanced Fund Class A shares will be exchanged for Oppenheimer Equity Income Fund, Inc. Class A shares.
Oppenheimer Balanced Fund Class B shares will be exchanged for Oppenheimer Equity Income Fund, Inc. Class B shares.
Oppenheimer Balanced Fund Class C shares will be exchanged for Oppenheimer Equity Income Fund, Inc. Class C shares.
Oppenheimer Balanced Fund Class N shares will be exchanged for Oppenheimer Equity Income Fund, Inc. Class N shares.
Pro Forma Combining Statements of Operations For The Year Ended October 29, 2010 (Unaudited)
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

					Pro Forma
	Oppenheimer	Oppenheimer			Combined
	Equity Income	Balanced	ProForma		Oppenheimer
	Fund, Inc.	Fund	Adjustments		Equity Income Fund, Inc.

INVESTMENT INCOME:
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $139,284, $57,815 and $197,099, respectively)	$18,489,285	$4,883,754	$—		$23,373,039
Affiliated companies	76,905	158,733	—		235,638
Interest (net of foreign withholding taxes of $0, $1,581 and $1,581, respectively)	4,342,979	10,376,127	—		14,719,106
Income from investment of securities lending cash collateral, net — affiliated companies	—	20	—		20
Other income	11,479	38,731	—		50,210

Total investment income	22,920,648	15,457,365	—		38,378,013

EXPENSES:
Management fees	5,135,176	3,931,264	(396,031	) (1)	8,670,409
Distribution and service plan fees:
Class A	1,467,803	995,613	—		2,463,416
Class B	482,339	320,658	—		802,997
Class C	806,602	517,568	—		1,324,170
Class N	127,799	45,835	—		173,634
Transfer and shareholder servicing agent fees:
Class A	1,218,920	1,003,447	—		2,222,367
Class B	221,975	176,639	—		398,614
Class C	234,742	181,761	—		416,503
Class N	149,583	47,924	—		197,507
Shareholder communications:
Class A	180,936	120,959	—		301,895

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Equity Income	Balanced	ProForma	Oppenheimer
	Fund, Inc.	Fund	Adjustments	Equity Income Fund, Inc.

Class B	34,318	21,737	—	56,055
Class C	32,472	18,413	—	50,885
Class N	7,359	2,355	—	9,714
Directors’ compensation	11,343	11,939	—	23,282
Custodian fees and expenses	4,546	14,105	—	18,651
Other	247,631	96,023	—	343,654

Total Expenses	10,363,544	7,506,240	(396,031)	17,473,753
Less waivers and reimbursements of expenses	(156,931)	(151,321)	—	(308,252)

Net Expenses	10,206,613	7,354,919	(396,031)	17,165,501

Pro Forma Combining Statements of Operations For The Year Ended October 29, 2010 (Unaudited)
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Equity Income	Balanced	ProForma	Oppenheimer
	Fund, Inc.	Fund	Adjustments	Equity Income Fund, Inc.

NET INVESTMENT INCOME	$12,714,035	$8,102,446	$396,031	$21,212,512

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	41,689,530	37,554,864	—	79,244,394
Closing and expiration of option contracts written	9,682,705	222,997	—	9,905,702
Closing and expiration of futures contracts	—	3,562,666	—	3,562,666
Short positions	—	(255)	—	(255)
Swap contracts	—	5,072	—	5,072
Foreign currency transactions	—	(223,012)	—	(223,012)
Increase from payment by affiliate	—	2,015	—	2,015

Net realized gain	51,372,235	41,124,347	—	92,496,582

Net change in unrealized appreciation/depreciation on:
Investments	64,870,812	10,853,303	—	75,724,115
Translation of assets and liabilities denominated in foreign currencies	—	1,283,292	—	1,283,292
Futures contracts	—	(466,717)	—	(466,717)
Swap contracts	—	107,418	—	107,418
Option contracts written	(521,668)	(108,047)	—	(629,715)

Net change in unrealized appreciation/depreciation	64,349,144	11,669,249	—	76,018,393

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,435,414	$60,896,042	$396,031	$189,727,487

Pro Forma Combining Statements of Changes For The Year Ended October 29, 2010 (Unaudited)
Oppenheimer Equity Income Fund, Inc. and Oppenheimer Balanced Fund

				Pro Forma
	Oppenheimer	Oppenheimer		Combined
	Equity Income	Balanced	ProForma	Oppenheimer
	Fund, Inc.	Fund	Adjustments	Equity Income Fund, Inc.

OPERATIONS
Net investment income	$12,714,035	$8,102,446	$396,031	$21,212,512
Net realized gain	51,372,235	41,124,347	—	92,496,582
Net change in unrealized appreciation/depreciation	64,349,144	11,669,249	—	76,018,393

Net increase in net assets resulting from operations	128,435,414	60,896,042	396,031	189,727,487

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS DIVIDENDS FROM NET INVESTMENT INCOME:
Class A	(10,709,289)	(7,342,783)	—	(18,052,072)
Class B	(654,555)	(244,601)	—	(899,156)
Class C	(1,141,112)	(419,678)	—	(1,560,790)
Class N	(386,028)	(118,430)	—	(504,458)

	(12,890,984)	(8,125,492)	—	(21,016,476)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS:
Class A	504,250,084	(42,033,932)	—	462,216,152
Class B	26,530,986	(7,980,828)	—	18,550,158
Class C	71,440,051	(2,785,911)	—	68,654,140
Class N	23,518,699	(330,657)	—	23,188,042

	625,739,820	(53,131,328)	—	572,608,492
NET ASSETS
Total increase (decrease)	741,284,250	(360,778)	396,031	741,319,503

Beginning of period	412,495,815	547,961,556	—	960,457,371
End of period	$1,153,780,065	$547,600,778	$396,031	$1,701,776,874

(1)	Adjustment to reflect the management fees using Oppenheimer Equity Income Fund, Inc.’s management fee schedule.

Reorganization between Oppenheimer Balanced Fund and Oppenheimer Equity Income Fund, Inc. Notes to Pro Forma Financial Statements October 29, 2010 (Unaudited)
1. Significant Accounting Policies
Oppenheimer Balanced Fund (“Balanced Fund”) and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”) (each individually a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
In March 2011, the Boards of the Funds approved a plan of reorganization, which, subject to the approval of the shareholders of Balanced Fund, will transfer substantially all of the assets of Balanced Fund to Equity Income Fund, in exchange for an equal value of shares of Equity Income Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Equity Income Fund will then be distributed to Balanced Fund shareholders, and Balanced Fund will subsequently be liquidated. If the reorganization is approved by the shareholders of Balanced Fund, those shareholders will no longer be shareholders of Balanced Fund; instead, those shareholders will become shareholders of Equity Income Fund.
The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at November 1, 2009. The unaudited pro forma Statements of Investments and Statements of Assets and Liabilities reflect the financial position of Balanced Fund and Equity Income Fund at October 29, 2010 as if the reorganization had occurred on that date under the assumption, which is currently believed to be accurate, that the Equity Income Fund investment portfolio will not be realigned in connection with the reorganization. The unaudited pro forma Statements of Operations reflect the results of operations of Balanced Fund and Equity Income Fund for the twelve month period ended October 29, 2010 as if the reorganization had occurred on November 1, 2009. These statements were derived from the books and records of Balanced Fund and Equity Income Fund under generally accepted accounting principles in the United States. The historical cost of investments from Balanced Fund will be carried forward to Equity Income Fund. The accompanying pro forma financial statements should be read in conjunction with the financial statements of Balanced Fund and Equity Income Fund included in their annual reports dated September 30, 2010 and October 29, 2010, respectively.
The following is a summary of significant accounting policies consistently followed by the Funds.
Period End. Since October 29, 2010 represents the last day during the Funds’ reporting period on which the New York Stock Exchange was open for trading, the Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Statements of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board or dealers.
Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Funds during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Funds’ investment in IMMF is included in the Statements of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Funds are subject to their proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse the Funds’ expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in IMMF.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
2. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Funds pay the Manager a management fee based on the daily net assets of the Funds at an annual rate as shown in the following tables:

Balanced Fund Fee Schedule		Equity Income Fund Fee Schedule
Up to $200 million	0.75%	Up to $400 million	0.70%
Next $200 million	0.72	Next $400 million	0.68
Next $200 million	0.69	Next $400 million	0.65
Next $200 million	0.66	Next $400 million	0.60
Next $700 million	0.60	Next $400 million	0.55
Over $1.5 billion	0.58	Over $2.0 billion	0.50
Each Fund will incur expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total merger-related costs to be approximately $134,100 for Balanced Fund and $37,250 for Equity Income Fund, for a combined total of approximately $171,350. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed reorganization.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse the Funds’ expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in IMMF. During the year ended October 29, 2010, the Manager waived fees and/or reimbursed Equity Income Fund and Balanced Fund $34,334 and $67,415, respectively, for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended October 29, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

	Equity Income Fund	Balanced Fund
Class B	$57,389	$63,882
Class C	1,419	4,590
Class N	63,789	15,434

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
3. Capital Shares The pro forma net asset value per share in the Statements of Assets and Liabilities assumes the issuance of additional Class A, Class B, Class C, and Class N shares of Equity Income Fund as if the reorganization were to have taken place on October 29, 2010. The following table reflects the number of Equity Income Fund shares assumed to be issued to the shareholders of Balanced Fund.

		Shares issued to
	Equity Income	Balanced Fund
	Fund Shares	Shareholders in	Total Shares Outstanding
Class	Outstanding	Reorganization	Post-Reorganization
A	40,152,497	19,857,006	60,009,503
B	3,343,882	1,559,072	4,902,954
C	6,540,019	2,686,956	9,226,975
N	1,827,385	438,298	2,265,683
4. Risk Exposures and the Use of Derivative Instruments
The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with their investment objectives, the Funds may use derivatives to increase or decrease their exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Funds’ actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Funds’ agreements with derivative counterparties have several credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ Net Asset Value or NAV. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Equity Income Fund
Valuations of derivative instruments as of October 29, 2010 are as follows:

Derivatives Not Accounted for	Liability Derivatives
as Hedging Instruments	Statements of Assets and Liabilities Location	Value
Equity contracts	Appreciated options written, at value	$1,999,110
Equity contracts	Depreciated options written, at value	4,504,250

Total		$6,503,360

Balanced Fund
Valuations of derivative instruments as of October 29, 2010 are as follows:

Derivatives Not	Asset Derivatives		Liability Derivatives
Accounted for as	Statements of Assets and		Statements of Assets and
Hedging Instruments	Liabilities Location	Value	Liabilities Location	Value
Interest rate contracts	Futures margins	$123,781	Futures margins	$16,336
Combined Pro Forma Equity Income Fund
Valuations of derivative instruments as of October 29, 2010 are as follows:

Derivatives Not	Asset Derivatives		Liability Derivatives
Accounted for as	Statements of Assets		Statements of Assets and
Hedging Instruments	and Liabilities Location	Value	Liabilities Location	Value
Equity contracts			Appreciated options written, at value	$1,999,110
Equity contracts			Depreciated options written, at value	4,504,250
Interest rate contracts	Futures margins	$123,781	Futures margins	16,336

		$123,781		$6,519,696

Equity Income Fund
The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from unaffiliated
Derivatives Not Accounted	companies (including premiums	Closing and expiration of
for as Hedging Instruments	on options exercised)*	option contracts written	Total
Equity contracts	$3,779,634	$9,682,705	$13,462,339

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Balanced Fund
The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Closing and
	expiration of	Closing and
	option	expiration of	Foreign
Derivatives Not Accounted	contracts	futures	currency
for as Hedging Instruments	written	contracts	transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$5,072	$5,072
Equity contracts	222,997	—	—	—	222,997
Foreign exchange contracts	—	—	16,149	—	16,149
Interest rate contracts	—	3,562,666	—	—	3,562,666

Total	$222,997	$3,562,666	$16,149	$5,072	$3,806,884

Combined Pro Forma Equity Income Fund

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated
	companies	Closing and
Derivatives Not	(including	expiration of	Closing and
Accounted for as	premiums on	option	expiration of	Foreign
Hedging	options	contracts	futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total
Credit contracts	$—	$—	$—	$—	$5,072	$5,072
Equity contracts	3,779,634	9,905,702	—	—	—	13,685,336
Foreign exchange contracts	—	—	—	16,149	—	16,149
Interest rate contracts	—	—	3,562,666	—	—	3,562,666

Total	$3,779,634	$9,905,702	$3,562,666	$16,149	$5,072	$17,269,223

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Equity Income Fund

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$(521,668)
Balanced Fund

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation of
	Option		assets and liabilities
Derivatives Not Accounted for	contracts	Futures	denominated in	Swap
as Hedging Instruments	written	contracts	foreign currencies	contracts	Total
Credit contracts	$—	$—	$—	$107,418	$107,418
Equity contracts	(108,047)	—	—	—	(108,047)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation of
	Option		assets and liabilities
Derivatives Not Accounted for	contracts	Futures	denominated in	Swap
as Hedging Instruments	written	contracts	foreign currencies	contracts	Total
Foreign exchange contracts	—	—	(523)	—	(523)
Interest rate contracts	—	(466,717)	—	—	(466,717)

Total	$(108,047)	$(466,717)	$(523)	$107,418	$(467,869)

Combined Pro Forma Equity Income Fund

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
	Option		Translation of assets and
Derivatives Not Accounted for	contracts	Futures	liabilities denominated in	Swap
as Hedging Instruments	written	contracts	foreign currencies	contracts	Total
Credit contracts	$—	$—	$—	$107,418	$107,418
Equity contracts	(629,715)	—	—	—	(629,715)
Foreign exchange contracts	—	—	(523)	—	(523)
Interest rate contracts	—	(466,717)	—	—	(466,717)

Total	$(629,715)	$(466,717)	$(523)	$107,418	$(989,537)

Foreign Currency Exchange Contracts
The Funds may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statements of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statements of Assets and Liabilities as a receivable or payable and in the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statements of Operations.
     Balanced Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended October 29, 2010, Balanced Fund had average contract amounts on forward foreign currency contracts to buy and sell of $42,419 and $0, respectively.
     Additional associated risk to the Funds includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of October 29, 2010, the Funds had no outstanding forward contracts.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
     Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

     Futures contracts are reported on a schedule following the Statements of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
     Balanced Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     Balanced Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended October 29, 2010, Balanced Fund had an average market value of $33,624,510 and $26,334,641 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities.
     During the year ended October 29, 2010, Equity Income Fund had no outstanding futures contracts.
Option Activity
The Funds may buy and sell put and call options, or write put and covered call options. When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
     Options written, if any, are reported in a schedule following the Statements of Investments and as a liability in the Statements of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statements of Investments.
     Equity Income Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     Equity Income Fund and Balanced Fund have written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended October 29, 2010, Equity Income Fund had an average market value of $1,253,057 and $3,993,851 on written call options and written put options, respectively.
     During the year ended October 29, 2010, Balanced Fund had an average market value of $13,263 and $0 on written call options and written put options, respectively.
     The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
     Additional associated risks to the Funds include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 29, 2010 was as follows:
Equity Income Fund

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of October 31, 2009	36,080	$3,964,186	16,650	$1,617,399
Options written	273,082	17,799,894	194,202	27,851,452
Options closed or expired	(232,144)	(16,074,033)	(178,352)	(24,972,197)
Options exercised	(36,963)	(2,842,035)	(6,575)	(937,599)

Options outstanding as of October 29, 2010	40,055	$2,848,012	25,925	$3,559,055

Balanced Fund

Call Options
	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2009	2,299	$222,997
Options written	—	—
Options closed or expired	(2,299)	(222,997)
Options exercised	—	—

Options outstanding as of October 29, 2010	—	$—

Combined Pro Forma

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of October 31, 2009	38,379	$4,187,183	16,650	$1,617,399
Options written	273,082	17,799,894	194,202	27,851,452
Options closed or expired	(234,443)	(16,297,030)	(178,352)	(24,972,197)
Options exercised	(36,963)	(2,842,035)	(6,575)	(937,599)

Options outstanding as of October 29, 2010	40,055	$2,848,012	25,925	$3,559,055

Swap Contracts
The Funds may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statements of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statements of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statements of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Funds at termination or settlement. The net change in this amount during the period is included on the Statements of Operations. The Funds also record any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statements of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Funds to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Funds may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statements of Operations in the annual and semiannual reports.
     Balanced Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     For the period ended October 29, 2010, Balanced Fund had average notional amounts of $1,956,923 and $1,956,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Funds include counterparty credit risk and liquidity risk.
     As of October 29, 2010, Balanced Fund had no outstanding credit default swap contracts.
     During the year ended October 29, 2010, Equity Income Fund had no outstanding credit default swap contracts.

                                              PROXY CARD

OPPENHEIMER BALANCED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2011

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Balanced Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on August 12, 2011, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________
Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”PROXY CARD

OPPENHEIMER BALANCED FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization between Oppenheimer Balanced Fund (“Balanced Fund”) and Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”) and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Balanced Fund to Equity Income Fund in exchange for Class A, Class B, Class C and Class N shares of Equity Income Fund, (b) the distribution of such shares of Equity Income Fund to the Class A, Class B, Class C and Class N shareholders of Balanced Fund in complete liquidation of Balanced Fund and (c) the cancellation of the outstanding shares of Balanced Fund.

.	FOR	AGAINST	ABSTAIN
	□	□	□

OPPENHEIMER EQUITY INCOME FUND, INC.

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Registrant's Articles of Amendment and Restatement of the Fund filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)     (i)     Articles of Amendment and Restatement of the Fund dated 3/3/97: Previously filed with Registrant’s Pre-Effective Amendment No. 2, 2/21/97, and incorporated herein by reference.

     (ii)      Articles Supplementary dated 2/5/01 to Articles of Amendment and Restatement of the Fund: Previously filed with Registrant’s Post-Effective Amendment No. 7, 2/08/01 and incorporated herein by reference.

     (iii)      Articles of Amendment of the Fund dated 7/16/07, effective 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

     (iv)     Articles Supplementary dated 2/22/11 to the Articles of Amendment and Restatement of the Fund: Previously filed with Registrant’s Post-Effective Amendment No. 22, 2/24/11, and incorporated herein by reference.

(2)          By-Laws as amended through 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

(3)     Not applicable.

(4)     Form of Agreement and Plan of Reorganization: Filed herewith as Exhibit A to the Prospectus and Proxy Statement.

(5)     (i)      Specimen Class A Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 9, 12/23/02, and incorporated herein by reference.

     (ii)      Specimen Class B Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 9, 12/23/02, and incorporated herein by reference.

     (iii)      Specimen Class C Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 9, 12/23/02, and incorporated herein by reference.

     (iv)     Specimen Class N Share Certificate: Previously filed with Registrant’s Post-Effective Amendment No. 9, 12/23/02, and incorporated herein by reference.

(6)     Amended and Restated Investment Advisory Agreement of the Fund dated 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

(7)     (i)     General Distributor's Agreement dated 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

     (ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (v)   Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

     (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(8)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

     (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(9)     (i)     Global Custody Agreement dated February 16, 2007: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.

     (ii)     Amendment dated August 16, 2010 to the Global Custody Agreement: Previously filed with Post-Effective Amendment No. 9 to the Registration Statement of Oppenheimer Select Value Fund (Reg. No. 333-100700), (8/26/10), and incorporated herein by reference.

(10)     (i)     Amended and Restated Distribution and Service Plan and Agreement for Class A shares dated 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

     (ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

     (iii)     Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 81/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

     (iv)     Amended and Restated Distribution and Service Plan and Agreement for Class N shares dated 8/1/07: Previously filed with Registrant’s Post-Effective Amendment No. 16, 7/31/07, and incorporated herein by reference.

(11)	Opinion and Consent of Counsel: Filed herewith.

(12)     Form of Tax Opinion: Filed herewith.

(13)     Not Applicable.

(14)     Independent Registered Public Accounting Firm's Consent: Filed herewith.

(15)     Not Applicable.

(16)     Power of Attorney dated March 3, 2010 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer International Growth Fund (Reg. No. 333-00201), (3/24/10), and incorporated herein by reference.

(17)     Not Applicable.

Item 17. – Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 12th day of May, 2011.

                                                                                                  OPPENHEIMER EQUITY INCOME, INC.

                                                                                                    By:     William F. Glavin, Jr.*

                                                                                                              William F. Glavin, Jr., President,

                                                                                                              Principal Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                          Title                                                    Date

Brian F. Wruble*                                              Chairman of the                                     May 12, 2011
Brian F. Wruble                                                Board of Directors

William F. Glavin, Jr.*                                        President, Principal                               May 12, 2011
William F. Glavin, Jr.                                          Executive Officer Director

Brian W. Wixted*                                              Treasurer, Principal                               May 12, 2011
Brian W. Wixted                                                Financial & Accounting Officer

David K. Downes*                                            Director                                                May 12, 2011

David K. Downes

Matthew P. Fink*                                              Director                                                 May 12, 2011

Matthew P.Fink

Phillip A. Griffiths*                                              Director                                                 May 12, 2011
Phillip A. Griffiths

Mary F. Miller*                                                  Director                                                  May 12, 2011
Mary F. Miller

Joel W. Motley*                                                  Director                                                 May 12, 2011
Joel W. Motley

Mary Ann Tynan, *                                              Director                                                  May 12, 2011

Mary Ann Tynan

Joseph M. Wikler*                                              Director                                                   May 12, 2011

Joseph M. Wikler

Peter I. Wold*                                                    Director                                                    May 12, 2011

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer

     Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER EQUITY INCOME FUND, INC.

Registration Statement No. 333-16881

EXHIBIT INDEX

Exhibit No.     Description

(11)	Opinion and Consent of Counsel

(12)         Form of Tax Opinion

(14)         Independent Registered Public Accounting Firm's Consent